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              LEBENTHAL FUNDS, INC.      120 BROADWAY, NEW YORK,
                                                        NY 10271
                                                  (800) 594-7078

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PROSPECTUS
March 29, 2005

                               TABLE OF CONTENTS
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                    Risk/Return Summary.................  2
                    Investment Objectives, Principal
                      Investment Strategies and
                      Related Risks..................... 11
                    Management, Organization and Capital
                      Structure......................... 15
                    Shareholder Information............. 16
                    Distribution Arrangements........... 24
                    Letter of Intent.................... 29
                    Financial Highlights................ 30


Lebenthal New York
Municipal Bond Fund -
   Class A and Class B Shares

Lebenthal New Jersey
Municipal Bond Fund

Lebenthal Taxable
Municipal Bond Fund
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The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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            RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES                      LEBENTHAL NEW YORK MUNICIPAL BOND
                                           FUND -The New York Portfolio is a
                                           municipal bond fund whose investment
                                           objective is to maximize income
                                           exempt from regular federal income
                                           taxes and from New York State and
                                           New York City personal income taxes,
                                           consistent with preservation of
                                           capital, with consideration given to
                                           opportunities for capital gain.

                                           LEBENTHAL NEW JERSEY MUNICIPAL BOND
                                           FUND -The New Jersey Portfolio is a
                                           municipal bond fund whose investment
                                           objective is to maximize income
                                           exempt from regular federal income
                                           taxes and from New Jersey gross
                                           income tax, consistent with
                                           preservation of capital, with
                                           consideration given to opportunities
                                           for capital gain.

                                           LEBENTHAL TAXABLE MUNICIPAL BOND
                                           FUND -The Taxable Portfolio is a
                                           municipal bond fund whose investment
                                           objective is to maximize income
                                           consistent with preservation of
                                           capital, with consideration given to
                                           opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES            The Portfolios invest primarily (at
                                           least 80% of the value of their net
                                           assets plus the amount of any
                                           borrowings for investment purposes)
                                           in Municipal Bonds. Municipal Bonds
                                           refer to municipal bonds and
                                           participation interests therein.
                                           These bonds represent an obligation
                                           by a local government entity or
                                           agency to repay a debt, the proceeds
                                           of which are used for a public
                                           purpose. The Portfolios typically
                                           invest in Municipal Bonds that are
                                           long-term (i.e. average maturity is
                                           15 to 25 years) and are investment
                                           grade on the date of investment
                                           (securities rated in the four
                                           highest credit ratings of nationally
                                           recognized rating agencies).

                                          .  The New York Portfolio invests
                                             primarily in tax-exempt New York
                                             Municipal Bonds.

                                          .  The New Jersey Portfolio invests
                                             primarily in tax-exempt New Jersey
                                             Municipal Bonds.

                                          .  The Taxable Portfolio invests
                                             primarily in taxable Municipal
                                             Bonds.

PRINCIPAL INVESTMENT RISKS                .  There can be no assurance that a
                                             Portfolio's investment objective
                                             will be achieved.

                                          .  You may lose money by investing in
                                             a Portfolio.

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                                          .  The types and maturities of the
                                             securities held by the Portfolios
                                             and the credit quality of the
                                             issuers of these securities will
                                             affect each Portfolio's reaction
                                             to changes in interest rates.
                                             Interest rates impact the yield
                                             and share price of a bond fund.
                                             The value of the securities held
                                             by the Portfolios generally will
                                             fluctuate due to changes in
                                             interest rates. Securities with
                                             longer maturities are more likely
                                             to experience a greater degree of
                                             fluctuation in market value than
                                             securities with shorter
                                             maturities. In other words, the
                                             longer the maturity of a bond, the
                                             greater the impact a change in
                                             interest rates is likely to have
                                             on the bond's price. In addition,
                                             short- and long-term interest
                                             rates do not necessarily move in
                                             the same increments or in the same
                                             directions. Short-term bonds
                                             usually react more to changes in
                                             short-term interest rates while
                                             long-term bonds usually react more
                                             to changes in long-term interest
                                             rates.

                                          .  The Portfolios may invest in
                                             lower-rated investment grade
                                             securities that may have
                                             speculative characteristics. Such
                                             investments may lead to a greater
                                             degree of fluctuation in the
                                             Portfolios' net asset value than
                                             if the Portfolios only invested in
                                             higher-rated investment grade
                                             securities with similar maturities.

                                          .  The New York Portfolio and the New
                                             Jersey Portfolio are
                                             non-diversified funds. This means
                                             that, compared to other mutual
                                             funds, these Portfolios may each
                                             invest a greater percentage of
                                             their assets in a particular
                                             issuer. The risk of investing in a
                                             non-diversified fund is that the
                                             fund may be more sensitive to
                                             changes in the market value of
                                             securities of a single issuer or
                                             developments affecting such issuer.

                                          .  Investors in each Portfolio should
                                             consider the greater risk of the
                                             Portfolio's concentration versus
                                             the safety that comes with a less
                                             concentrated portfolio.

                                          .  Each Portfolio concentrates its
                                             investments in Municipal Bonds.
                                             The value of Municipal Bonds may
                                             be affected by uncertainties in
                                             the municipal debt market. In
                                             addition, the payment of interest
                                             and preservation of capital are
                                             dependent upon the continuing
                                             ability of New York and New Jersey
                                             and other issuers and/or obligors
                                             of state, municipal and public
                                             authority debt obligations to meet
                                             their payment obligations.

                                          .  An investment in the Portfolios is
                                             not a deposit in a bank and is not
                                             insured or guaranteed by the
                                             Federal Deposit Insurance
                                             Corporation (FDIC) or any other
                                             government agency.

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WHO MAY WANT TO INVEST?                   .  NEW YORK PORTFOLIO: New York
                                             taxpayers who seek income from a
                                             professionally managed portfolio
                                             of municipal bonds that are exempt
                                             from New York City, New York State
                                             and regular federal income taxes.


                                          .  NEW JERSEY PORTFOLIO: New Jersey
                                             taxpayers who seek income from a
                                             professionally managed portfolio
                                             of municipal bonds that are exempt
                                             from New Jersey State and regular
                                             federal income taxes.

                                          .  TAXABLE PORTFOLIO: Because the
                                             interest earned on taxable
                                             Municipal Bonds is included in
                                             gross income for federal income
                                             tax purposes and may be subject to
                                             personal state and local income
                                             taxes, an investment in this
                                             Portfolio may be appropriate for
                                             investment plans, such as tax
                                             deferred IRAs, 401(k) and other
                                             retirement plans. This Portfolio
                                             is also recommended for families
                                             and individuals in low to no tax
                                             brackets.

                                           Investors should compare the yields
                                           and returns available on portfolios
                                           of New York, New Jersey and taxable
                                           issues with those of a more
                                           diversified portfolio including
                                           out-of-state issues before making an
                                           investment decision.

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                       PERFORMANCE BAR CHARTS AND TABLES

The charts and tables below reflect the risks of investing in the Portfolios by showing how the Portfolios have performed and how their performance has fluctuated from year to year. The bar charts show the average annual total returns for Class A shares of each Portfolio for the last ten years (or if shorter) life of the Portfolio. The tables show how the New York and New Jersey Portfolios' average annual total returns before and after taxes compare with that of the Lehman Brothers Municipal Bond Index. The table for the Taxable Portfolio shows how its average annual total returns before and after taxes compare with that of the Lehman Brothers Long US Credit Index. Of course, past performance (before and after taxes) does not indicate how the Portfolios will perform in the future.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service. Therefore, the net return to such investors may be less than the net return an investor would receive by investing in the Portfolios directly. Returns in the bar charts do not include sales loads and, if those amounts were included, returns would be less than those shown.

                      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                    Lebenthal New York Municipal Bond Fund -
                                 Class A Shares
                                    [CHART]


 1995     1996     1997    1998    1999    2000    2001   2002   2003   2004
 ----     ----     ----    ----    ----    ----    ----   ----   ----   ----
20.60%    5.05%    9.90%   6.50%  -5.56%  13.78%   5.69%  8.90%  4.27%  3.54%


Best quarter:   3/31/95    9.06%
Worst quarter: 12/31/99   (3.42)%

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                    Lebenthal New York Municipal Bond Fund

        ----------------------------------------------------------------
                                         Past  Past   Past
        Average Annual Total Returns      Ten  Five   One      Since
        (for the periods ended 12/31/04) Years Years  Year   Inception
        ----------------------------------------------------------------
          Class A Shares                 6.63% 6.26% (1.12)%  (5.04)%*
           (Return Before Taxes) (1)

          Class A Shares (Return After   6.03% 5.69% (2.27)%   4.04%*
           Taxes on Distributions) (1)

          Class A Shares (Return After   5.90% 5.54% (0.45)%   4.06%*
           Taxes on Distributions and
           Sale of Fund Shares) (1)(2)

          Lehman Brothers Municipal      7.06% 7.20%  4.48%    6.90%**
           Bond Index +
           (reflects no deduction for
           fees, expenses, or taxes)

          Class B Shares (Return            NA 6.37% (1.12)%   4.41%***
           Before Taxes) (3)

          Lehman Brothers Municipal         NA 7.20%  4.48%    5.87%****
           Bond Index +
           (reflects no deduction for
           fees, expenses, or taxes)

.. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

.. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

.. After-tax returns are shown for only the Class A shares of the New York
  Portfolio; after-tax returns for the Class B shares will vary.
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+ Average annual total return is a measure of the Portfolio's performance over time. The Portfolio's average annual return is compared with the Lehman Brothers Municipal Bond Index. While the Portfolio does not seek to match the returns of the Lehman Brothers Municipal Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Brothers Municipal Bond Index and, unlike the Portfolio, it does not incur fees or charges.
(1)Reflects 4.50% sales load.
(2)The return after taxes on distributions and the sale of fund shares is higher than the return before taxes because the table assumes a tax benefit on the sale of fund shares to reduce tax exposure.
(3)Reflects deferred sales charge.
*  Since June 24, 1991.
** Since June 28, 1991.
***Since December 3, 1997.
****Since November 30, 1997.

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                     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                    Lebenthal New Jersey Municipal Bond Fund
                                    [CHART]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
16.71%  4.92%   10.61%  6.65%   -5.85%  13.00%  5.17%   8.71%   5.23%   4.52%


Best quarter:      3/31/95     6.22%
Worst quarter:    6/30/04    (3.41)%

                   Lebenthal New Jersey Municipal Bond Fund

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 Average Annual Total                    Past  Past   Past
 Returns (for the periods ended           Ten  Five   One     Since Inception
 12/31/04)                               Years Years  Year   (December 1, 1993)
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 Return Before Taxes (1)                 6.36% 6.36% (0.19)%        4.83%

 Return After Taxes on Distributions (1) 5.67% 5.77% (1.38)%        4.03%

 Return After Taxes on Distributions and 5.52% 5.55%  0.19%         4.02%
  Sale of Fund Shares (1)

 Lehman Brothers Municipal               7.06% 7.20%  4.48%         6.04%*
  Bond Index +
  (reflects no deduction for
  fees, expenses, or taxes)

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+ Average annual total return is a measure of the Portfolio's performance over time. The Portfolio's average annual return is compared with the Lehman Brothers Municipal Bond Index. While the Portfolio does not seek to match the returns of the Lehman Brothers Municipal Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Brothers Municipal Bond Index and, unlike the Portfolio, it does not incur fees or charges.
(1)Reflects 4.50% sales load.
*  Since November 30, 1993.
.. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

.. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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                     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                     Lebenthal Taxable Municipal Bond Fund
                                    [CHART]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
22.91% 4.88%   13.79%  10.06%  -6.46%  16.57%  8.01%   14.57%  4.15%    6.00%



Best quarter:    9/30/02        8.77%
Worst quarter:     6/30/04                 (3.79)%

                     Lebenthal Taxable Municipal Bond Fund

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      Average Annual Total
      Returns                     Past  Past    Past
      (for the periods ended       Ten  Five    One     Since inception
      12/31/04)                   Years Years   Year   (December 1, 1993)
      -------------------------------------------------------------------
      Return Before Taxes (1)     8.55%  8.90%   1.23%       6.95%

      Return After Taxes on       5.87%  6.53% (0.30)%       4.30%
       Distributions (1)

      Return After Taxes on       5.68%  6.20%   1.10%       4.24%
       Distributions and Sale of
       Fund Shares (1)

      Lehman Brothers Long U.S.   9.70% 10.61%   9.38%       8.18%
       Credit Index +
       (reflects no deduction for
       fees, expenses, or taxes)

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+ Average annual total return is a measure of the Portfolio's performance over time. The Portfolio's average annual return is compared with the Lehman Brothers Long U.S. Credit Index. While the Portfolio does not seek to match the returns of the Lehman Brothers Long U.S. Credit Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Brothers Long U.S. Credit Index and, unlike the Portfolio, it does not incur fees or charges.
(1)Reflects 4.50% sales load.
*  Since November 30, 1993.


.. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

.. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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                                   FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

Shareholder Fees
(fees paid directly from your investment)

                                                     New York Portfolio       New Jersey Portfolio Taxable Portfolio
                                                Class A Shares Class B Shares    Class A Shares     Class A Shares
                                                -------------- -------------- -------------------- -----------------

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering
  price).......................................
                                                    4.50%
                                                                    None
                                                                                     4.50%
                                                                                                         4.50%

Maximum Deferred Sales Charge (Load) (as a
  percentage of the lesser of original purchase
  price or redemption proceeds)................     None           5.00%/(1)/        None                None

Maximum Sales Charge (Load) Imposed on
  Reinvestment Dividends/Distributions.........     None           None              None                None

Redemption Fees................................     None           None              None                None

Exchange Fees..................................     None           None              None                None

Annual Fund Operating Expenses/(2)/
(expenses that are deducted from Portfolio assets)

                                            New York Portfolio       New Jersey Portfolio Taxable Portfolio
                                       Class A Shares Class B Shares    Class A Shares     Class A Shares
                                       -------------- -------------- -------------------- -----------------

Management Fees.......................      0.22%          0.22%             0.25%              0.25%

Distribution and/or Service 12b-1 Fees      0.25%          1.00%             0.25%              0.25%

Other Expenses........................      0.40%          0.78%             0.87%              0.80%

Total Annual Fund Operating Expenses..      0.87%          2.00%             1.37%              1.30%

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(1)The deferred sales charge is 5.00% if shares are redeemed within the first 11 months, declining to 1.00% at the end of the fifth year, and is eliminated if shares are held six years or more.
(2)For the New York Portfolio - Class B shares, Advest, Inc. (the "Distributor") has voluntarily waived 0.45% of the 12b-1 Fee. For the New Jersey Portfolio, Lebenthal Asset Management, a division of Boston Advisors, Inc. (the "Manager") has voluntarily waived 0.17% of the Management Fee and has reimbursed 0% of certain Other Expenses and the Distributor has voluntarily waived 0.25% of the 12b-1 Fee. For the Taxable Portfolio, the Manager has voluntarily waived 0.05% of the Management Fee and the Distributor has voluntarily waived 0.25% of the 12b-1 Fee. After such waivers and reimbursements, Total Annual Fund Operating Expenses were 1.55%, 0.95% and 1.00% for the New York Class B, New Jersey and Taxable Portfolios, respectively. The Manager and Distributor can terminate these voluntary waivers and reimbursements at any time.

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                                    EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. You would pay the following expenses on a $10,000 investment, assuming a 5% annual return each year and redemption at the end of each time period and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 year 3 years 5 years 10 years
                                                ------ ------- ------- --------

 New York Portfolio (Class A shares)*            $535   $715   $  911   $1,474

                (Class B shares)                 $603   $927   $1,178   $2,032

 New Jersey Portfolio*                           $583   $864   $1,166   $2,022

 Taxable Portfolio*                              $576   $844   $1,131   $1,947

You would pay the following expenses if you did not redeem your shares:

                                          1 year 3 years 5 years 10 years
                                          ------ ------- ------- --------

      New York Portfolio (Class B shares)  $203   $627   $1,078   $2,032

There are no sales loads on reinvested dividends and other distributions.


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*  Your cost is the same whether or not you redeem your shares.


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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
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The investment objective for each Portfolio may not be changed unless approved by the holders of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved.

The New York and the New Jersey Portfolios.
The New York and the New Jersey Portfolios are non-diversified municipal bond funds whose investment objective is to maximize income exempt from regular federal income tax and from New York State and New York City personal income taxes and New Jersey gross income tax, respectively, to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain.

As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any restriction under the Investment Company Act of 1940 with respect to investing their assets in one issuer or relatively few issuers. Nevertheless, in order to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), at the close of each quarter of a Portfolio's taxable year, each Portfolio must have at least 50% of the value of its assets represented by cash and cash items, government securities, regulated investment company securities and other securities limited in respect of any one issuer to not more than 5% of the value of the assets of such Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of such Portfolio's total assets may be invested in securities of one issuer other than U.S. government securities and securities of other regulated investment companies, or in two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

The New York and the New Jersey Portfolios invest primarily in long-term, investment grade, tax-exempt Municipal Bonds issued by or on behalf of the states of New York and New Jersey, respectively, and other states, Puerto Rico and other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions. The New York Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds the income from which is exempt from regular federal income tax and New York State and City personal income taxes. The New Jersey Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds the income from which is exempt from regular federal income tax and New Jersey gross income tax. The Portfolios will rely upon bond counsel to the issuer at the date of issuance to determine whether a Municipal Bond is considered tax-exempt.

The Portfolios reserve the right to invest up to 20% of their net assets in (i) municipal obligations that are exempt from regular federal income tax but that are subject to (a) New York State and City personal income taxes with respect to the New York Portfolio and (b) New Jersey gross income tax with respect to the New Jersey Portfolio and (ii) other taxable obligations.

Both the New York and the New Jersey Portfolios may purchase, without limit, securities whose interest income may be subject to the federal alternative minimum tax.

Municipal Obligations refer to various types of debt, including municipal bonds and notes. Municipal debt is generally incurred when a local governmental entity or authority needs money for a public purpose. It generally represents the obligation of the borrower to repay a fixed sum of money on a definite future date at a fixed or variable rate of interest. Such interest is not subject to regular federal income tax and free, in most states where issued, from state and local taxes in that state. See "Taxation of the Fund" in the Statement of Additional Information ("SAI") for

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more information regarding the types of Municipal Obligations in which the Portfolios may invest.

The New York and the New Jersey Portfolios may purchase Municipal Bonds consisting of general obligation bonds, revenue bonds and private activity bonds (also known as industrial revenue bonds). A general discussion of these types of bonds is set forth in "Municipal Obligations" in the SAI.

The New York and the New Jersey Portfolios will invest primarily in tax-exempt bonds that on the date of investment are investment grade. Investment grade means that the securities fall within the four highest credit ratings of nationally recognized rating agencies as set forth below. A Portfolio will not necessarily dispose of a security that falls below investment grade if Lebenthal Asset Management, a division of Boston Advisors, Inc. (the "Manager"), determines that retention of the security is consistent with the Portfolio's investment objective. The New York and the New Jersey Portfolios may invest in tax-exempt securities that are not rated but determined by the Manager to be of comparable credit quality. Securities rated in the lower investment grade categories and securities rated below investment grade may have speculative characteristics and involve greater risk than higher grade securities. These types of securities may be more sensitive to economic changes and to changes in the financial condition of issuers.

                                                      Variable &
                                                      Floating
                                           Commercial Demand
                               Bonds Notes Paper      Notes
               -------------------------------------------------
               Moody's         Aaa   MIG-1 P-1        VMIG-1
               Investors       Aa    MIG-2 P-2        VMIG-2
               Service         A     MIG-3 P-3        VMIG-3
                               Baa   MIG-4            VMIG-4

               Standard &      AAA   SP-1  A-1        SP-1
               Poor's          AA    SP-2  A-2        SP-2
               Rating          A     SP-3  A-3        SP-3
               Service, a      BBB   SP-4  B          SP-4
               division of
               The McGraw-Hill
               Companies, Inc.

               Fitch Ratings   AAA   F-1   F-1        F-1
                               AA    F-2   F-2        F-2
                               A     F-3   F-3        F-3
                               BBB

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The New York and the New Jersey Portfolios may invest in participation interests purchased from banks in variable rate tax-exempt securities owned by banks. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolios. The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each Portfolio, including the securities supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders. For further information, see "Description of the Fund and its Investments and Risks" in the SAI.

During adverse market conditions or in other appropriate circumstances, as determined by the Manager, the New York and the New Jersey Portfolios may invest up to 100% of the value of their net assets on a temporary basis in securities, the interest on which is exempt from regular federal income tax, but not New York State and City personal income taxes and New Jersey gross income tax, respectively. The Manager may also decide to invest in taxable fixed-income securities, the interest on which is subject to regular federal, state and local income tax. The result of employing this type of temporary defensive strategy is that the New York and the New Jersey Portfolios may not achieve their investment objectives.

Investments in taxable securities will be substantially in (i) securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, (ii) highly rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's), (iii) prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch), and (iv) certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the United States government or state

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governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in foreign certificates of deposit and foreign branches of United States banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

The Taxable Portfolio. The Taxable Portfolio is a diversified municipal bond fund whose investment objective is to maximize income to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain. The classification to be diversified is a fundamental policy and may be changed only with the approval of the majority of holders of the Taxable Portfolio's outstanding shares.

As a diversified investment company, 75% of the assets of the Taxable Portfolio are subject to the following limitations: (i) no more than 5% of its total assets may be invested in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities and (ii) the Taxable Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The Taxable Portfolio's assets will be invested primarily in taxable long-term investment grade bonds issued by or on behalf of states and municipal governments, other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Bonds"). The average maturity of the Taxable Municipal Bonds in which the Taxable Portfolio invests is currently expected to be over 10 years.

The Taxable Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Taxable Municipal Bonds. The interest on the Taxable Municipal Bonds is includible in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.

The Taxable Portfolio will invest primarily in bonds which on the date of investment are within the four highest credit ratings of nationally recognized rating agencies as set forth above. The Portfolio will not necessarily dispose of a security that falls below investment grade if the Manager determines that retention of the security is consistent with the Portfolio's investment objective. The Taxable Portfolio may invest in securities that are not rated but determined by the Manager to be of comparable credit quality. Securities rated in the lower investment grade categories and securities rated below investment grade may have speculative characteristics and involve greater risk than higher grade securities. These types of securities may be more sensitive to economic changes and to changes in the financial condition of issuers.

During adverse market conditions or in other appropriate circumstances, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which it may invest up to 100% of the value of its net assets on a temporary basis in (i) securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, (ii) tax-exempt securities, (iii) highly rated corporate debt securities (rated AA or better by S&P, or Aa3 or better by Moody's), (iv) prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch), and (v) certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the U.S. Government or state governments, or the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. The

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result of employing this type of temporary defensive strategy is that the Taxable Portfolio may not achieve its investment objective.

Portfolios--Generally. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. These securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains a separate account with the custodian, with a segregated portfolio of liquid, high grade debt securities in an amount at least equal to these commitments. For further information, see the SAI.

The Manager determines when to make purchases and sales for each Portfolio based on the Manager's opinion on whether these actions are necessary to meet each Portfolio's objective. The Manager considers the following factors when buying and selling securities for the Portfolios: (i) availability of cash,
(ii) redemption requests, (iii) yield management, (iv) credit management and
(v) duration.

Portfolio turnover may involve the payment by the Portfolios of dealer spreads or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A higher portfolio turnover rate involves greater transaction expenses that must be borne directly by a Portfolio (and thus, indirectly by its shareholders), and can affect performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Portfolio's shareholders, are taxable to them.

Risks of Investing in the Portfolios:
.. Municipal Securities Risk: Investing in municipal securities entails the risk that the municipal issuer will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on its municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. Changes in federal funding of state programs and federal mandates on state governments, as well as overall economic conditions, may place increasing pressure on state and municipal finances. The continuation of these trends, or particular financial problems among municipal issuers in New York or New Jersey, could adversely affect the value of a Portfolio's assets. The value of a Portfolio's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the New York and New Jersey Portfolios is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and the applicable income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Portfolio's net asset value.

  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes.

.. Interest Rate Risk: The types and maturities of the securities held by the Portfolios and the credit quality of the issuers of these securities will affect the Portfolios' reaction to changes in interest rates. Interest rates impact the yield and share price of a bond fund. Bond prices generally rise when interest rates fall and fall when interest rates rise.

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 Bonds with longer maturities are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short- and long-term interest rates do not necessarily move in the same increments or in the same directions. Short-term bonds usually react more to changes in short-term interest rates while long-term bonds usually react more to changes in long-term interest rates.

.. Investment Grade Securities: Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. Such investments may, under certain circumstances, lead to a greater degree of fluctuation in the Portfolios' net asset value than if the Portfolios only invested in higher-rated investment grade securities with similar maturities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A detailed discussion of such characteristics and circumstances and their effect upon the Portfolios appears in the SAI under the heading "Description of the Portfolios' Investment Securities." A description of the credit ratings is contained in the SAI.

.. New York Risk Factors: Payment of interest and preservation of principal are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. An investment in the New York Portfolio is therefore particularly susceptible to, among other things, adverse changes in New York State and local fiscal policy, economic activity and employment levels. If the economy of New York were to enter into a recession phase or the fiscal condition of the state, New York City or other municipal issuers were to decline, the Portfolio may be adversely affected. Investors should consider the greater risk of the Portfolio's concentration versus the potential safety that comes with a less concentrated investment portfolio. For a more complete description of these risk factors, see "New York Risk Factors" in the SAI.

.. New Jersey Risk Factors: Payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. An investment in the New Jersey Portfolio is therefore particularly susceptible to adverse changes in fiscal policy, economic activity and employment levels. If the economy of New Jersey were to enter into a recession phase or the fiscal condition of the state or other municipal issuers were to decline, the Portfolio may be adversely affected. Investors should consider the greater risk of the Portfolio's concentration versus the potential safety that comes with a less concentrated investment portfolio. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the SAI.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
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The Manager. The Lebenthal Funds, Inc. (the "Fund") has employed Lebenthal Asset Management, a division of Boston Advisors, Inc., to serve as investment manager of the New York, New Jersey and Taxable Portfolios of the Fund. The Manager, with its principal office at One Federal Street, 26th Floor, Boston, Massachusetts 02110, is a wholly owned subsidiary of The Advest Group, Inc. ("Advest Group"). Advest Group is a diversified financial services firm with headquarters in Hartford, Connecticut. Through its subsidiaries, Advest Group offers a comprehensive range of investment products and services to individuals, business owners and companies. Together with its predecessor companies, Advest Group has been serving investors since 1898. Advest Group is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a financial services firm that is a member of the global AXA Group (NYSE: AXA).

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As of December 31, 2004, the Manager was manager, adviser or supervisor of assets aggregating approximately $4.9 billion. The Manager is a registered investment adviser established in 1982 that manages fixed income, balanced and equity portfolios.

Mr. Gregory Serbe is the Senior Portfolio Manager primarily responsible for the day-to-day management of the Portfolios. From 1998 to 2001, Mr. Serbe was the Assistant Portfolio Manager of the Fund. Mr. Serbe has been employed by the Manager and its predecessor since 1998 and currently serves as President of Lebenthal Asset Management, a division of Boston Advisors, Inc. Mr. Serbe also serves as Senior Vice President of Boston Advisors, Inc.

Pursuant to each Portfolio's management contract (the "Management Contracts"), the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. Pursuant to the Management Contracts, the Fund pays the Manager a management fee for its services under these contracts, calculated daily and payable monthly. The management fee is equal to 0.25% of each of the Portfolio's average daily net assets not in excess of $50 million, 0.225% of such assets between $50 million and $100 million and 0.20% of such assets in excess of $100 million. For the fiscal year ended November 30, 2004, the Fund paid the Manager a fee of 0.22%, 0.08% and 0.20% of the New York, the New Jersey and the Taxable Portfolios' average daily net assets, respectively. The Manager may, at its discretion, waive all or a portion of its fees under the Management Contracts. There can be no assurance that such fees will be waived in the future.

Advest, Inc. is the Fund's distributor. The Distributor is a registered broker-dealer and a wholly owned subsidiary of Advest Group.

SHAREHOLDER INFORMATION
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Each Portfolio sells and redeems its shares on a continuing basis at prices based on their net asset value. All transactions in Portfolio shares are effected through the Fund's transfer agent.

Pricing Of Portfolio Shares. The net asset value of each Portfolio's shares is determined by the earlier of 4:00 p.m., Eastern time, or the close of the New York Stock Exchange ("NYSE") on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). When closing market prices or quotations are not available or determined by the Manager to be unreliable, a Portfolio will use a security's fair value pursuant to procedures approved by the Board of Directors. The use of fair value pricing by a Portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using only market prices. The net asset value of each Portfolio is computed by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding in the Portfolio.

Municipal Obligations are priced on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, in determining value. If the pricing service uses a methodology other than transactions or quotations of the specific securities because such information is not available, the Portfolio will be using the fair value of the securities as a way of determining market value. If a pricing service is not used, Municipal Obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or by similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors or by the Manager in accordance with procedures established by the Board of Directors.

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Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holdings disclosure policy is available in the Statement of Additional Information. Currently, the Fund makes available each Portfolio's portfolio holdings, excluding cash and short-term instruments, on the Fund's website at http://www.lebenthalfunds.com on a monthly basis, as soon as practicable after the end of the month to which the information applies.

Dividends And Distributions. Each Portfolio declares daily and pays monthly dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount). In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually in accordance with the Code, and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains are either automatically invested in additional shares of a Portfolio immediately upon payment thereof, received in cash, or deposited into one or more of the Fund's other Portfolios. Shareholders are permitted to elect the payment option of their choice on the subscription form for share purchases.

How To Purchase And Redeem Shares.
You may invest in the Fund directly or through a Participating Organization.

Minimum and Maximum Investments:

                 .Initial investment                   $  2,500
                 .Subsequent investments               $    250
                 .Maximum purchase of Class B shares   $250,000
                 .No maximum purchase for Class A shares

Alternative Sales Arrangements.

                       What Class of Shares Can You Buy:
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                       .New York     Class A and B shares
                       .New Jersey   Class A shares
                       .Taxable      Class A shares

                       What Sales Charges Will You Pay:
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                  .Class A shares   You will pay an initial
                                    sales charge at the
                                    time of purchase and
                                    may also be eligible
                                    for a reduced sales
                                    charge (described
                                    below).
                  .Class B shares   There is no initial sales
                                    charge but you may
                                    be subject to paying a
                                    contingent deferred
                                    sales charge ("CDSC")
                                    when you redeem the
                                    shares (see below).

Your decision to buy Class A or B shares depends on a number of factors including (i) the amount and intended length of your investment, (ii) whether you qualify for reduced sales charges applicable to Class A shares only, or
(iii) whether you prefer not to pay an initial sales charge. For more information about these sales arrangements, consult your broker or the Distributor.

Sales and Redemptions.
              Charges and Other Information on Redeeming Shares:
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..  no redemption charge by the Fund
..  no minimum period of investment
..  no minimum amount for a redemption
..  no restrictions on the frequency of withdrawals

Class B shares of the New York Portfolio will generally be charged a CDSC on shares redeemed within 6 years from the purchase date of such shares.

Purchase and redemption orders received by the earlier of 4:00 p.m., Eastern time, or the close of business of the NYSE on any Fund Business Day, will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., Eastern time, or the close of the

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NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Fund shares begin accruing income on the day after the shares are issued to an investor. Fund shares continue to receive dividends through the day of redemption. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued.

Unless alternate instructions are given in proper form to the Fund, a check for the proceeds of a redemption will be sent to the shareholder's address of record. For shareholders investing through a brokerage account, redemption proceeds will be credited to their brokerage account. Normally, redemption proceeds will be paid within seven days.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings), (ii) the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, (iii) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $2,500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For participant investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $2,500. Shareholders will not be assessed a CDSC on mandatory redemption of Class B shares.

Redemption of shares may result in the shareholder's receipt of more or less than the shareholders tax basis (generally the amount paid for the shares) and, thus, in a taxable gain or loss to the shareholder.

Direct Purchase Procedures. If you wish to invest in the Fund directly and not through a Participating Organization, you may use the following procedures. You may obtain a current prospectus and account application necessary to open an account by telephoning the Fund at the following number (toll free): (800) 594-7078 or by visiting the Fund's website at http://www.lebenthalfunds.com.

Initial and Subsequent Purchases of Shares:

Checks are accepted subject to collection at full value in United States currency. All payments should clearly state a shareholder's existing account number, if any.

By Mail:

Send a check made payable to "Lebenthal Funds, Inc.," including the Fund's account number to:

Lebenthal Funds, Inc.
Lebenthal __________ Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722

By Bank Wire:

Investors should first telephone the Fund (toll free) at (800) 594-7078 to obtain a Fund account number. The investors should then instruct a member commercial bank to wire their money immediately to:

State Street Bank and Trust Company
ABA# 01100028 for Credit to Account
DDA# 99051971
f/a/o Lebenthal Funds, Inc.
Lebenthal __________ Municipal Bond Fund
A/C Name ____________________________
Lebenthal Funds A/C # __________________

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Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished by the earlier of 4:00 p.m., Eastern time, or the close of the NYSE on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers.

Direct Redemption Procedures. A redemption order is executed immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund of the redemption order (and any supporting documentation which it may require). Redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 10 days after investment. All requests for redemption should clearly indicate the shareholder's account number.

Written Redemption Requests.
Shareholders may make a redemption in any amount by sending a written request addressed to:

Lebenthal Funds, Inc.
Lebenthal Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722

Investment Through Participating Organizations. Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order. A Participating Organization, rather than its customers, may be the shareholder of record of the customer's shares. The Fund is not responsible for the failure of any Participating Organization to carry out its obligations to its customers.

Participating Organizations may confirm purchases and redemptions of Fund shares for their customers who are shareholders in the Fund ("Participant Investors"). Participating Organizations may also send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of the Fund shares by each customer during the period covered by the statement, and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than an investor would receive by investing in the Fund directly. Therefore, an investor may consider investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization. For any questions concerning the purchase or redemption of Fund shares through a Participating Organization, please call your Participating Organization or the Fund (toll free) at (800) 594-7078.

Certain qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after the earlier of 4:00 p.m., Eastern time, or the close of the NYSE on a Fund Business Day, on the day the order is received from the investor as long as the investor has placed

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his order with the Participating Organization by the earlier of 4:00 p.m., or the close of the NYSE on that day. The investor will then receive the net asset value of the Fund's shares determined by the earlier of 4:00 p.m., or the close of the NYSE, on the day he placed his order with the qualified Participating Organization. Orders received after such time will not result in execution until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Additional Investor Programs.

Systematic Investment Plan.
Shareholders may elect to purchase shares of the Fund through the establishment of an Automatic Investment Plan of a specified amount of $250 or more automatically on a monthly basis. The minimum investment required to open an Automatic Investment Plan account is $2,500. An Automatic Investment Authorization Form (available on request from the transfer agent or the Distributor) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his Fund account. The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Accordingly, the net yield to investors who invest through the Systematic Investment Plan may be less than through investing in the Fund directly. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent or the Distributor.

Systematic Withdrawal Plan.
Shareholders may elect to redeem shares and receive payment from the Fund of a specified amount of $250 or more automatically on a monthly basis. A specified amount plan payment is made by the Fund on the twelfth day of each month. Whenever such twelfth day of a month is not a Fund Business Day, the payment date is the Fund Business Day immediately preceding the twelfth day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day three days prior to the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. A shareholder may recognize a gain or a loss upon redemption of shares (whether or not made through the plan) to the extent the amount received upon redemption exceeds or is less than his basis in the shares redeemed. This election is only available to investors who, at time of election, own shares with a net asset value of $10,000. The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent.

Exchange Privilege.

          You can exchange your shares into the following Portfolios:
--------------------------------------------------------------------------------

..  Lebenthal New York Municipal Bond Fund
..  Lebenthal New Jersey Municipal Bond Fund
..  Lebenthal Taxable Municipal Bond Fund

You must exchange shares in the same class as you currently hold.

In the future, the exchange privilege program may be extended to other investment companies managed by the Manager or its affiliates.

The Class B shares of the New York Portfolio are currently not eligible to participate in this Exchange Privilege.

               Charges and minimums for exchanging your shares:
--------------------------------------------------------------------------------

.. There is no charge for the exchange privilege or limitation as to frequency of exchange.

.. The minimum amount for an exchange is $2,500, except that shareholders who are establishing a

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 new account with a portfolio through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the portfolio into which the exchange is being made.

..  Shares are exchanged at their respective net asset values.

The exchange privilege provides shareholders of any Portfolio with a convenient method to shift their investment among different portfolios when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the portfolios being acquired may legally be sold. Shares may be exchanged only between portfolio accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the portfolio into which the exchange is to be made. An exchange pursuant to the exchange privilege is treated as a sale on which a shareholder may realize a taxable gain or loss for federal and, generally, state income tax purposes. An additional prospectus may be obtained by contacting the Fund at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

Lebenthal Funds, Inc.
Lebenthal Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange at any time.

Excessive Trading. Frequent trading into and out of a Portfolio can disrupt portfolio management strategies, harm performance by forcing the Portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Portfolio's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Portfolios may consider trading in the shares to be excessive for a variety of reasons, such as if an investor:

.. sells shares within a short period of time after the shares were purchased; .. makes two or more purchases and redemptions within a short period of time; or .. enters into a series of transactions that is indicative of a timing pattern or strategy.

The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions. Pursuant to these policies and procedures, the Portfolios monitor selected trades. If a Portfolio determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to a Portfolio, the Portfolio will ask the investor or broker to cease such activity and will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that a Portfolio believes are under their control. In determining whether to take such actions, the Portfolios seek to act in a manner that is consistent with the best interests of Portfolio shareholders.

While the Portfolios seek to detect excessive trading activity, there can be no assurance that these efforts will be successful or that market timers will not employ tactics designed to evade detection. If the Portfolios are not successful in preventing market timing, your return from an investment in a Portfolio may be adversely affected. With respect to shares of a Portfolio that are held through an omnibus account maintained by financial intermediary, such as a

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broker, the Portfolios' ability to monitor trading practices by investors purchasing shares through the omnibus account is limited and dependent upon the cooperation of the financial intermediary in observing the Portfolios' policies. The percentage of the Portfolios' shares held through omnibus accounts may be significant.

Telephone Exchanges and Redemptions.
Arrangements have been made for the acceptance of instructions by telephone to exchange or redeem shares in book-entry form if certain preauthorizations or indemnifications are accepted and are on file. Shareholders who elect the telephone exchange or redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange option, including risk of unauthorized use, provided, however, that the Fund shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund will employ such procedures to confirm that telephone or telecopy exchange or redemption instructions are genuine, and will require that shareholders electing such options provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy exchange or redemption based upon unauthorized or fraudulent instructions. Further information and telephone exchange or redemption forms are available from the transfer agent or the Distributor.

Shareholders holding shares in book-entry form may redeem their shares by telephone. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. Information on this service is included in the application and is available from the transfer agent or the Distributor.

Tax Consequences.

Federal Income Taxes. The New York Portfolio and the New Jersey Portfolio have elected to qualify and have qualified under the Code as regulated investment companies and intend to continue to qualify to distribute "exempt-interest dividends" as defined in the Code. The Taxable Portfolio has also elected to qualify as a regulated investment company under the Code, but will distribute taxable, not tax-exempt, dividends. Each Portfolio intends to maintain its qualification as a regulated investment company. The policy of each Portfolio is to distribute as dividends each year 100% (and in no event less than 90%) of the sum of its tax-exempt interest income, net of certain deductions, and its investment company taxable income. If distributions are made in this manner, certain dividends designated by the New York Portfolio and the New Jersey Portfolio as derived from the interest earned on Municipal Obligations will be "exempt-interest dividends" and will not be subject to regular federal income tax, although such "exempt-interest dividends" may be subject to federal alternative minimum tax. Any dividends paid from taxable income and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Such dividends will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals as qualified dividend income. A Portfolio may realize long-term capital gains, and may distribute "capital gain dividends" or have undistributed capital gain income. Capital gain dividends are taxable as long-term capital gains regardless of how long a shareholder has held shares of the Fund. When a shareholder sells or exchanges shares in a Portfolio the shareholder generally will recognize capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or, in the case of an exchange, the fair market value of the shares) received and the shareholder's tax basis for the shares that are sold or exchanged. The Fund will inform shareholders of the amount and nature of each Portfolio's income and gains in a written notice

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mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by a Portfolio, is added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain private activity bonds in which the New York Portfolio and the New Jersey Portfolio may invest will constitute an item of tax preference subject to the individual and corporate alternative minimum tax. Corporations also will be required to include for purposes of the alternative minimum tax, 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item).

Shareholders must provide the relevant Portfolio with a current social security or other taxpayer identification number along with certifications required by the Internal Revenue Service when opening an account. If a shareholder fails to provide the required information or certifications, or if a Portfolio is otherwise required to do so, the Portfolio will withhold 28% as "backup withholding" from dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to the shareholder.

Shareholders should consult with their own tax advisers about federal, state, local and foreign tax considerations and should consult the Fund's statement of additional information for a more detailed discussion of income tax considerations that may affect the Portfolios and their shareholders.

New York Income Taxes. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion does not result in a corporate shareholder's being exempt for New York State and New York City franchise or income tax purposes. Shareholders should consult their own tax advisers about the status of distributions from the New York Portfolio in their own states and localities.

New Jersey Income Taxes. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey Gross Income Tax Act (the "Act"). The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company or trust registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than those enumerated in the Act, and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding those investments enumerated in the Act, in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with the State of New Jersey or any other state), body corporate or politic or other political subdivision of the State of New Jersey ("New Jersey State-Specific Obligations") or obligations which are free from New Jersey state or local taxation under any act of the State of New Jersey or under the laws of the United States ("U.S. Government Obligations"). Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, LLP, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (i) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions

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are attributable to income received as interest on or gain from New Jersey State-Specific Obligations or U.S. Government Obligations, and (ii) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders should consult their own tax advisers about the status of distributions from the New Jersey Portfolio in their own states and localities.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Sales Charges.

Class A Shares. The price paid for Class A shares of the Fund is the public offering price -- the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor. The Dealer Discounts described below may be negotiated for promotional purposes and disclosed to any investor.

The sales load for the Class A shares and applicable volume discounts are:

                                     Sales    Sales    Dealer
                                     Load as  Load as  Discount
                Amount               a % of   % of Net as % of
                of                   Offering Amount   Offering
                Purchase             Price    Invested Price
                -----------------------------------------------

                Less than $ 50,000.. 4.50%    4.71%    4.25%

                $50,000 up to
                 $ 99,999........... 4.00%    4.17%    3.75%

                $100,000 up to
                 $ 249,999.......... 3.50%    3.63%    3.25%

                $250,000 up to
                 $ 499,999.......... 2.75%    2.83%    2.50%

                $500,000 up to
                 $ 999,999.......... 2.00%    2.04%    1.75%

                $ 1,000,000 and over None     None     1.00%

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Class B Shares (for New York Portfolio only). Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the offering price or net asset value at the time the sales load is paid.

The CDSC for the Class B shares is:

                                             CDSC     CDSC
                                             as a %   as a %
                                             of       of Net
                                             Offering Amount
                  Period Class B Shares Held Price    Invested
                  -------------------------- -------- --------
                  --------------------------------------------

                  0 through 11 months           5.00%    5.26%

                  12 through 23 months          4.00%    4.17%

                  24 through 47 months          3.00%    3.09%

                  48 through 59 months          2.00%    2.04%

                  60 through 71 months          1.00%    1.01%

                  72 months and longer          0.00%    0.00%

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

Class B shares also bear a higher 12b-1 fee than Class A shares. Class B shares will automatically convert into Class A shares, based on relative net asset value, at the end of the month eight years after the purchase date. For more information about the conversion of Class B shares, see the SAI. The SAI includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes and also notes certain circumstances under which a conversion may not

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occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because the Class B shares bear a higher 12b-1 fee than the Class A shares and because of other related expenses.

In addition, the New York Portfolio may sell Class B shares at net asset value without a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.

Reduction or Elimination of Sales Loads.

Volume Discounts. Volume discounts are provided if the total amount being invested in any shares of a Portfolio reaches the levels indicated in the above sales load schedules. Volume discounts are not available for Class B shares. Investors may add on to the total current value of any shares of a Portfolio already owned in order to qualify for a volume discount. For example, if an investor previously purchased, and still holds, Class A shares of a Portfolio worth $95,000 at the current offering price and purchases an additional $5,000 worth of Class A shares of that Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule. Investors who are immediate family members (i.e. a spouse, parent, grandparent, child, or grandchild) may aggregate their purchases of shares of the same Portfolio to qualify for the volume discount. For example, if a husband and wife investor each purchase $75,000 of Class A shares of a Portfolio using separate accounts, the sales charge applicable to this purchase would be that applicable to the $100,000 to $249,999 bracket instead of $50,000 to $99,999 bracket in the above sales load schedule.

In order to obtain a reduced sales charge or volume discount, it may be necessary at the time of purchase for an investor to inform the Fund or his financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on the Fund's website at http://www.lebenthalfunds.com. The website includes hyperlinks that facilitate access to this information. In order to verify your eligibility for a discount, you may need to provide your financial intermediary or the Fund with information or records, such as account numbers or statements, regarding shares of the Portfolios held in all accounts by you, your spouse or children under the age of 21 with that financial intermediary or with any other financial intermediary.

60 Day Repurchase Discount. Class A shareholders of the New York Portfolio and shareholders of the New Jersey and the Taxable Portfolios who redeem their shares may repurchase shares in the same class of the same Portfolio up to a dollar amount equal to the proceeds received from the redemption without incurring a sales charge on the repurchased shares if the repurchase is made within 60 days of the date the redemption is executed. Shareholders may exercise this repurchase option once every 12 months. Shares redeemed and repurchased without a sales charge under this option must be registered in identical names. Shares purchased through a Participating Organization may still be subject to fees from that organization for purchasing shares (see Investment Through Participating Organizations).

Class B shareholders of the New York Portfolio who redeem their shares may repurchase Class A shares of the New York Portfolio without paying a sales charge, subject to the terms above.

Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio

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shares made by reinvestment of dividends and distributions paid by a Portfolio. Reinvestment will be made at net asset value (i.e., at no load) on the day on which the dividend or distribution is payable.

Unit Investment Trusts. Current unit holders of the Empire State Municipal Exempt Trust Series co-sponsored by Glickenhaus & Co. and Lebenthal, a division of Advest, Inc., may elect to invest semi-annual distributions received from such unit investment trusts in shares of a Portfolio at net asset value without a sales load regardless of where such certificates are actually held. The minimum initial investment of $2,500 and the minimum subsequent investment of $250 will be waived for such purchases.

Letter of Intent. Any investor may sign a Letter of Intent, enclosed in this Prospectus, stating an intention to make purchases of Class A shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge, and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.50% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. Investors who are immediate family members (see above) and who purchase Class A shares of a Portfolio through separate accounts must indicate both names and account numbers on the Letter of Intent in order to receive the reduced sales load applicable to the total amount of the intended purchases.

If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

Certain Financial Intermediaries. Investors may purchase shares of a Portfolio without an initial sales load or CDSC through a fee based account maintained with certain financial intermediaries who have entered into agreements with the Distributor (e.g. broker dealers, investment advisers, trust companies, bank trust departments, or other financial institutions).

Employees of the Distributor and Participating Organizations. Employees, and their immediate family members (see above), of the Distributor, Advest Group, AXA Financial or any Participating Organization may purchase Class A shares of a Portfolio without a sales charge.

Rule 12b-1 Fees.

The Fund pays fees in connection with the distribution of shares and for services provided to the shareholders. The Fund pays these fees from its assets on an ongoing basis. Therefore, over time, the payment of these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted Rule 12b-1 distribution and service plans on behalf of the Class A and Class B shares of the New York Portfolio and has adopted Rule 12b-1 distribution and service plans on behalf of the New Jersey Portfolio and the Taxable Portfolio. Pursuant to the Plans, the New York Portfolio and the Distributor have entered into Distribution Agreements with respect to the Class A and Class B shares, and the New Jersey and the Taxable Portfolios and the Distributor have entered into Distribution Agreements and Shareholder Servicing Agreements. The following

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paragraphs describe the fees paid by each Portfolio pursuant to the Plans and related agreements.

The New York Portfolio. Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund, as principal. Under the Distribution Agreements, the Distributor receives from each of the Class A and Class B shares of the Portfolio a service fee equal to 0.25% per annum of the New York Portfolio's average daily net assets (the "Service Fee") for providing shareholder servicing and maintenance of shareholder accounts. The Distributor may make payments, from time to time, from the Service Fee it receives to pay the costs of, and to compensate others, including Participating Organizations, for performing shareholder servicing functions. Under the Distribution Agreement for the Class B shares, the Distributor receives from the Class B shares of the Portfolio an asset based sales charge ("Asset Based Sales Charge") equal to 0.75% per annum of the Class B shares' average daily net assets to be used by the Distributor to pay sales commissions for sales of the Class B shares. These fees are accrued daily and paid monthly. The total amounts payable under the Plan by the Class B shares of the New York Portfolio may not exceed 1.00% per annum.

The Plans provide that, in addition to the Asset Based Sales Charge described above (with respect to the Class B shares only) and the Service Fee (with respect to the Class A and Class B shares), the New York Portfolio will pay for
(i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under its Distribution Agreements, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits, for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the Fund's prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments, from time to time, from its own resources, which may include the Service Fee and past profits, for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor.

The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount that the New York Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements and the Management Contract in effect for that year.

The New Jersey Portfolio and the Taxable Portfolio. For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey and the Taxable Portfolios a fee equal to 0.25% per annum of each Portfolio's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly. Any portion of the Shareholder Servicing Fee may be deemed to be used by the Distributor (i) for purposes of shareholder servicing and maintenance of shareholder accounts and (ii) for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the New Jersey and the Taxable Portfolios.

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Under the Distribution Agreements, the Distributor, as agent for the New Jersey and the Taxable Portfolios, will solicit orders for the purchase of the New Jersey and the Taxable Portfolios' shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by the Fund, as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the New Jersey and the Taxable Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the New Jersey and the Taxable Portfolios' shares in an amount not to exceed 0.10% per annum of each of the New Jersey and the Taxable Portfolios' average daily net assets. To the extent the Distributor does not take reimbursement for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year. The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, the New Jersey and the Taxable Portfolios will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and (ii) typesetting, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New Jersey and the Taxable Portfolios; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Portfolios' shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolios' shares.

The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount that the New Jersey and the Taxable Portfolios are required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements, Shareholder Servicing Agreements or the Management Contracts in effect for that year.

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                             LEBENTHAL FUNDS, INC.
                           LETTER OF INTENT (L.O.I.)

Although I am not obligated to invest and Lebenthal Funds, Inc. (the "Fund") is not obligated to sell, it is my intention to invest over a 13-month period (the "L.O.I. Period") in an aggregate amount of shares of the Fund at least equal to that which is checked below, thereby entitling me to the reduced sales load applicable to such aggregate amount.

                                       Sales                                  Sales
           Aggregate Amount            Load           Aggregate Amount        Load
Lebenthal New York Municipal Bond Fund
[_]   $50,000.00 - $99,999.99          4.00%   [_]  $100,000.00 - $249,999.99 3.50%
[_]   $250,000.00 - $499,999.99        2.75%   [_]  $500,000.00 - $999,999.99 2.00%
[_]   $1,000,000.00 and over           0.00%

Lebenthal New Jersey Municipal Bond Fund
[_]   $50,000.00 - $99,999.99          4.00%   [_]  $100,000.00 - $249,999.99 3.50%
[_]   $250,000.00 - $499,999.99        2.75%   [_]  $500,000.00 - $999,999.99 2.00%
[_]   $1,000,000.00 and over           0.00%

Lebenthal Taxable Municipal Bond Fund
[_]   $50,000.00 - $99,999.99          4.00%   [_]  $100,000.00 - $249,999.99 3.50%
[_]   $250,000.00 - $499,999.99        2.75%   [_]  $500,000.00 - $999,999.99 2.00%
[_]   $1,000,000.00 and over           0.00%

I understand that purchases made within the last 90 days will be included as part of my intended investment.

In addition, I understand that a number of shares with a value equal to 4.50% of the dollar amount of intended purchases specified herein will be held in escrow (the "Escrowed Shares") by Advest, Inc. (the "Distributor") until the purchases are completed and that dividends and distributions on the Escrowed Shares will be paid to me. During the escrow period, I grant to the Distributor a security interest in the Escrowed Shares. If the intended purchases are not completed during the L.O.I. Period, I understand that I will be required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request to me by the Distributor, I agree that the Distributor has the right to redeem a sufficient number of Escrowed Shares to effect payment of the amount due. Any remaining Escrowed Shares will be released to my account.


           Lebenthal New York Municipal Bond Fund
           ---------------- -------------------- -------------- ----
           Shareholder Name Authorized Signature Account Number Date

           Lebenthal New Jersey Municipal Bond Fund
           ---------------- -------------------- -------------- ----
           Shareholder Name Authorized Signature Account Number Date

           Lebenthal Taxable Municipal Bond Fund
           ---------------- -------------------- -------------- ----
           Shareholder Name Authorized Signature Account Number Date

[_]I intend to qualify for the volume discount checked above by combining my purchase of Fund shares with a separate purchase of Fund shares by an "immediate family member," as defined in the Fund's Prospectus.
   Family member's name: ________
   Family member's account number: ________

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                             FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accountants, whose report, along with the Fund's financial statements, is included in the annual report and incorporated by reference into the SAI and is available upon request.

                                                                             NEW YORK PORTFOLIO
                                                                           (Class A shares only)
                                                          --------------------------------------------------------
                                                                          Year Ended November 30,
                                                             2004       2003        2002        2001       2000
                                                          --------   --------   --------     --------   --------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period..................... $   8.41   $   8.33   $   8.31     $   7.92   $   7.64
                                                          --------   --------   --------     --------   --------
Income from investment operations:
  Net investment income..................................     0.35       0.36       0.38(a)      0.41       0.41
  Net realized and unrealized gain (loss) on investments.    (0.10)      0.11       0.05         0.39       0.28
                                                          --------   --------   --------     --------   --------
  Total from investment operations.......................     0.25       0.47       0.43         0.80       0.69
                                                          --------   --------   --------     --------   --------
Less distributions:
  Dividends from net investment income...................    (0.35)     (0.36)     (0.41)       (0.41)     (0.41)
  Distributions from net realized gain on investments....    (0.05)     (0.03)         -            -          -
                                                          --------   --------   --------     --------   --------
  Total distributions....................................    (0.40)     (0.39)     (0.41)       (0.41)     (0.41)
                                                          --------   --------   --------     --------   --------
Net asset value, end of period........................... $   8.26   $   8.41   $   8.33     $   8.31   $   7.92
                                                          ========   ========   ========     ========   ========
Total Return (without deduction of sales load)...........     3.07%      5.76%      4.93%       10.20%      9.28%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)................ $159,634   $177,154   $165,093     $147,456   $130,595
Ratios to average net assets:
  Expenses...............................................     0.87%*     0.85%*     0.88%*       0.81%*     0.86%*
  Net investment income..................................     4.21%      4.30%      4.58%(a)     4.93%      5.30%
Portfolio Turnover.......................................    11.38%     16.64%     13.05%       46.32%     65.05%

-------------
* Includes fees paid indirectly of less than 0.01% of average net assets.
(a)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

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                                                                        NEW YORK PORTFOLIO
                                                                      (Class B shares only)
                                                          ----------------------------------------------
                                                                      Year ended November 30,
                                                            2004     2003      2002      2001     2000
                                                          ------   ------   ------     ------   ------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period..................... $ 8.42   $ 8.34   $ 8.31     $ 7.92   $ 7.64
                                                          ------   ------   ------     ------   ------
Income from investment operations:
  Net investment income..................................   0.29     0.31     0.33(a)    0.35     0.36
  Net realized and unrealized gain (loss) on investments.  (0.10)    0.10     0.05       0.39     0.28
                                                          ------   ------   ------     ------   ------
  Total from investment income...........................   0.19     0.41     0.38       0.74     0.64
                                                          ------   ------   ------     ------   ------
Less distributions:
  Dividends from net investment income...................  (0.29)   (0.30)   (0.35)     (0.35)   (0.36)
  Distributions from net realized gain on investments....  (0.05)   (0.03)       -          -        -
                                                          ------   ------   ------     ------   ------
  Total distributions....................................  (0.34)   (0.33)   (0.35)     (0.35)   (0.36)
                                                          ------   ------   ------     ------   ------
Net asset value, end of period........................... $ 8.27   $ 8.42   $ 8.34     $ 8.31   $ 7.92
                                                          ======   ======   ======     ======   ======
Total Return
 (without deduction of sales load).......................   2.37%    5.02%    4.34%      9.39%    8.53%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)................ $7,763   $9,328   $7,807     $6,142   $4,300
Ratios to average net assets:
  Expenses +.............................................   1.55%*   1.55%*   1.55%*     1.55%*   1.55%*
  Net investment income..................................   3.58%    3.59%    3.90%(a)   4.16%    4.60%
Portfolio turnover.......................................  11.38%   16.64%   13.05%     46.32%   65.05%

-------------
* Includes fees paid indirectly of less than 0.01% of average net assets.
+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average assets would have been 2.00%, 1.96%, 2.08%, 2.11% and 2.38% for the years ended November 30, 2004, 2003, 2002, 2001 and 2000, respectively.
(a)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

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                                                                         NEW JERSEY PORTFOLIO
                                                          --------------------------------------------------
                                                                       Year Ended November 30,
                                                            2004      2003       2002       2001      2000
                                                          -------   -------   -------     -------   ------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period..................... $  7.20   $  7.05   $  6.99     $  6.73   $ 6.51
                                                          -------   -------   -------     -------   ------
Income from investment operations:
  Net investment income..................................    0.29      0.30      0.31(a)     0.33     0.34
  Net realized and unrealized gain (loss) on investments.    0.01      0.15      0.06        0.26     0.22
                                                          -------   -------   -------     -------   ------
  Total from investment operations.......................    0.30      0.45      0.37        0.59     0.56
                                                          -------   -------   -------     -------   ------
Less distributions:
  Dividends from net investment income...................   (0.29)    (0.30)    (0.31)      (0.33)   (0.34)
                                                          -------   -------   -------     -------   ------
  Total distributions....................................   (0.29)    (0.30)    (0.31)      (0.33)   (0.34)
                                                          -------   -------   -------     -------   ------
Net asset value, end of period........................... $  7.21   $  7.20   $  7.05     $  6.99   $ 6.73
                                                          =======   =======   =======     =======   ======
Total Return (without deduction of sales load)...........    4.26%     6.47%     5.39%       8.90%    8.92%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)................ $13,463   $14,933   $13,078     $11,356   $9,192
Ratios to average net assets:
  Expenses+..............................................    0.95%*    0.95%*    0.95%*      0.93%*   0.75%*
  Net investment income..................................    4.03%     4.17%     4.41%(a)    4.66%    5.24%
Portfolio turnover.......................................    8.80%    15.63%    21.46%      30.46%   90.39%

-------------
+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.37%, 1.32%, 1.48%, 1.47% and 1.60% for the years ended November 30, 2004, 2003, 2002, 2001 and 2000, respectively.
* Includes fees paid indirectly of less than 0.01% of average net assets.
(a)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share would have been the same as noted above and the ratio of net investment income to average net assets would have been 4.40%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           TAXABLE PORTFOLIO
                                                          ----------------------------------------------------
                                                                        Year Ended November 30,
                                                            2004       2003       2002       2001      2000
                                                          -------   -------    -------     -------   -------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period..................... $  7.84   $  7.80    $  7,49     $  7.11   $  6.81
                                                          -------   -------    -------     -------   -------
Income from investment operations:
  Net investment income..................................    0.40      0.41       0.44(a)     0.47      0.50
  Net realized and unrealized gain (loss) on investments.    0.01      0.04       0.33        0.40      0.30
                                                          -------   -------    -------     -------   -------
  Total from investment operations.......................    0.41      0.45       0.77        0.87      0.80
                                                          -------   -------    -------     -------   -------
Less distributions:
  Dividends from net investment income...................   (0.40)    (0.41)     (0.46)      (0.49)    (0.50)
  Distributions from net realized gains on investments...      --     (0.00)**      --          --        --
                                                          -------   -------    -------     -------   -------
  Total distributions....................................   (0.40)    (0.41)     (0.46)      (0.49)    (0.50)
                                                          -------   -------    -------     -------   -------
Net asset value, end of period........................... $  7.85   $  7.84    $  7.80     $  7.49   $  7.11
                                                          =======   =======    =======     =======   =======
Total Return (without deduction of sales load)...........    5.41%     5.80%     10.36%      12.22%    12.20%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)................ $18,427   $20,118    $15,738     $13,601   $12,504
Ratios to average net assets:
  Expenses+..............................................    1.00%*    1.00%*     1.00%*      1.00%*    0.90%*
  Net investment income..................................    5.15%     5.09%      5.83%(a)    6.34%     7.25%
Portfolio turnover.......................................   13.69%     7.83%     22.46%      54.63%    29.26%

-------------
+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.30%, 1.24%, 1.34%, 1.35% and 1.37% for the years ended November 30, 2004, 2003, 2002, 2001 and 2000, respectively.
* Includes fees paid indirectly of 0.01% or less of average net assets. **Amount represents less than $0.01 per share.
(a)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

--------------------------------------------------------------------------------

                             Lebenthal Funds, Inc.

                     Notice of Privacy Policy & Practices

Lebenthal Funds, Inc. recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which information may be disclosed to third parties who are not affiliated with Lebenthal Funds, Inc.

We collect nonpublic personal information about our customers from the following sources:

.. Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

.. Account History, including information about the transactions and balances in a customer's accounts; and

.. Correspondence, written, telephonic or electronic between a customer and Lebenthal Funds, Inc. or service providers to Lebenthal Funds, Inc.

We may disclose all of the information described above to certain third parties who are not affiliated with Lebenthal Funds, Inc. to process or service a transaction at your request or as permitted by law--for example sharing information with companies who maintain or service customer accounts for Lebenthal Funds, Inc. is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts. In addition, we may share information if you request or authorize the disclosure of such information.

We maintain, and require service providers to Lebenthal Funds, Inc. to maintain, policies designed to assure only appropriate access to, and use of information about, our customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers. When information about Lebenthal Funds, Inc.'s customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of Lebenthal Funds, Inc.

                                    [GRAPHIC]
                                      LEBENTHAL
                            THE WORKHORSE OF INVESTMENTS.


       [LOGO]


For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.
--------------------------------------------------------------------------------
You can get free copies of shareholder reports and the SAI, or request other information and discuss your questions about the Fund on the Fund's website at http://www.lebenthalfunds.com or by contacting:

                             Lebenthal Funds, Inc.
                                 120 Broadway
                           New York, New York 10271
                                (800) 594-7078
--------------------------------------------------------------------------------
You can review and copy information about the Fund, including the SAI, at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund are also available:

..  For a fee, by writing the Public Reference Section of the Securities and
   Exchange Commission, Washington, D.C. 20549-0102.
..  Free from the EDGAR Database on the Securities and Exchange Commission's
   website at http://www.sec.gov.
..  By electronic request (after paying a duplicating fee) at the e-mail address
   publicinfo@sec.gov.
                                                          SEC File No. 811-6170

--------------------------------------------------------------------------------
LEBENTHAL                                       120 BROADWAY, NEW YORK, NY 10271
FUNDS, IN                                                         (800) 594-7078
================================================================================



Lebenthal New York Municipal Bond Fund - Class A and Class B Shares


Lebenthal New Jersey Municipal Bond Fund

Lebenthal Taxable Municipal Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 29, 2005



This Statement of Additional Information (SAI) of Lebenthal Funds, Inc (the "Fund") is not a prospectus. It supplements the information contained in the current Prospectus dated March 29, 2005, and should be read in conjunction with the Prospectus. The Prospectus may be obtained from any Participating Organization or by writing or calling the Fund.


Information concerning the Purchase, Redemption and Pricing of Fund Shares is incorporated by reference from the Prospectus. The fund's financial statements are incorporated by reference from the annual report. The annual report may be obtained, without charge, by writing or calling the Fund at the address and number listed above.

TABLE OF CONTENTS


    Fund History.................................................2
    Description of the Fund and Its Investments and Risks .......2
    Management of the Fund..................................... 20
    Control Persons and Principal Holders of Securities........ 23
    Investment Advisory and Other Services..................... 23
    Brokerage Allocation and Other Practices................... 30
    Capital Stock and Other Securities......................... 31
    Purchase, Redemption, and Pricing of Fund Shares........... 31
    Taxation of the Portfolios................................. 32
    The Distributor............................................ 38
    Financial Statements....................................... 38
    Description of Security Ratings and Notes.................. 39
    Appendix A - Proxy Voting Policies and Procedures......... A-1

FUND HISTORY
--------------------------------------------------------------------------------

The Fund was incorporated on August 17, 1990 in the State of Maryland.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------


The Fund is an open-end management investment company currently consisting of two non-diversified portfolios, the Lebenthal New York Municipal Bond Fund (the "New York Portfolio") and the Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio"), and a diversified portfolio, the Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") (each a Portfolio, and collectively, the "Portfolios"). The investment objectives of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the respective Portfolio. As used in the Prospectus, the term "majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.


As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any restriction under the Investment Company Act of 1940, as amended, (the "1940 Act") with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. As a diversified investment company, 75% of the assets of the Taxable Portfolio are subject to the following limitations: (i) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (ii) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of the Portfolio's outstanding shares.

The following discussion expands upon the description of the Portfolios' investment objectives, policies and risks in the Prospectus.

DESCRIPTION OF THE PORTFOLIOS' INVESTMENT SECURITIES

Investment Objectives, Policies and Risks of the New York and New Jersey Portfolios


The New York and New Jersey Portfolios are each municipal bond funds. The New York and New Jersey Portfolios' investment objective is to maximize income exempt from regular federal income tax and from New York State and New York City personal income taxes, with respect to the New York Portfolio, and from New Jersey gross income tax, with respect to the New Jersey Portfolio, consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the New York and the New Jersey Portfolios' investment objectives, policies and risks in the Prospectus. The New York and the New Jersey Portfolios each provides tax-free income that, when reinvested into additional shares of the New York and the New Jersey Portfolios, respectively, provides investors growth by increasing the value of their total investment.



The New York and the New Jersey Portfolios' assets will be invested primarily in long-term investment grade tax-exempt Municipal Bonds issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, with respect to the New York Portfolio, and the State of New Jersey and its authorities, agencies, instrumentalities and political subdivisions, with respect to the New Jersey Portfolio, and, in the case of both Portfolios, other states, Puerto Rico and other United States territories and possessions. The term Municipal Bonds refers to municipal bonds and participation interests therein. The average maturity of the Municipal Bonds in which the New York and the New Jersey Portfolios will invest is 15-25 years. The New York and the New Jersey Portfolios each generally seeks to invest up to 100%, and as a matter of fundamental policy invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds with remaining maturities of one year or more the income from which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular federal income tax and from New York State and New York City personal income taxes ("New York Municipal Bonds") with respect to the New York Portfolio, and from New Jersey gross income tax ("New Jersey Municipal Bonds") with respect to the New Jersey Portfolio. The New York and the New Jersey Portfolios may each also invest in tax-exempt bonds of issuers outside New York State or the State of New Jersey, respectively, if such bonds bear interest, the income from which is exempt from regular federal income tax and New York State and City personal income taxes or New Jersey gross income tax, respectively. The New York and the New Jersey Portfolios each also reserves the right to invest up to 20% of the value of its net assets in (i) Municipal Obligations, the income from which is exempt from regular federal income tax but not New York State and City personal income taxes with respect to the New York Portfolio, and New Jersey gross income tax with respect to the New Jersey Portfolio and (ii) other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to federal income taxation, existing law excludes such interest from regular federal income tax. However, such tax-exempt interest may be subject to the federal alternative minimum tax. There is no limitation on the portion of the portfolios of the New York and the New Jersey Portfolio that may be invested in securities, the interest income on which may be subject to the federal alternative minimum tax. (See "Federal Income Taxes" herein.)


The New York and the New Jersey Portfolios will invest primarily, without percentage limitations, in tax-exempt bonds which on the date of investment are within the four highest credit ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3, SP-4 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch Ratings ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolios will not necessarily dispose of a security that falls below investment grade if Lebenthal Asset Management, a division of Boston Advisors, Inc. (the "Manager"), determines that retention of such a security is consistent with the Portfolio's investment objectives. A description of the credit ratings appears under the heading "Description of Security Ratings and Notes." The New York and the New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances, during adverse market conditions or in other appropriate circumstances, as determined by the Manager, the New York and the New Jersey Portfolios may each assume a temporary defensive position in which the New York or the New Jersey Portfolio, respectively, may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest from which is exempt from regular federal income tax, but not New York State and City personal income taxes, with respect to the New York Portfolio, and New Jersey gross income tax, with respect to the New Jersey Portfolio, and in taxable fixed-income securities, the interest on which is subject to regular federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. The result of employing this type of temporary defensive strategy is that the New York and the New Jersey Portfolios may not achieve their investment objectives. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, F-1 by Fitch or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolios should be made with an understanding of the risk which an investment in New York Municipal Bonds or New Jersey Municipal Bonds, as the case may be, may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of each Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

Investment Objectives, Policies and Risks of the Taxable Portfolio

The Taxable Portfolio is a taxable municipal bond fund. The Taxable Portfolio's investment objective is to maximize income consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that this objective will be achieved. The following discussion expands upon the description of the Taxable Portfolio's investment objective, policies and risks in the Prospectus.


The Taxable Portfolio's assets will be invested primarily in long-term investment grade taxable bonds issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, other United States territories and possessions of the United States ("Taxable Municipal Bonds"). The average maturity of the Taxable Municipal Bonds in which the Taxable Portfolio will invest is over 10 years. The Taxable Portfolio generally seeks to invest up to 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Taxable Municipal Bonds with remaining maturities of one year or more. The interest on the Taxable Municipal Bonds is includable in gross income for federal income tax purposes and may be subject to income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. (See "Federal Income Taxes" herein.)


The Taxable Portfolio will invest primarily, without percentage limitations, in bonds which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3, SP-4 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio will not necessarily dispose of a security that falls below investment grade if the Manager determines that retention of such a security is consistent with the Portfolio's investment objectives. A description of the credit ratings appears under the heading "Description of Security Ratings and Notes." The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances, during adverse market conditions or in other appropriate circumstances, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may invest up to 100% of the value of its net assets on a temporary basis in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; tax-exempt securities; highly-rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, F-1 by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. The result of employing this type of temporary defensive strategy is that the Taxable Portfolio may not achieve its investment objective.

Investment in the Portfolio should be made with an understanding of the risks which an investment in Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Municipal Obligations

(1) Municipal Bonds include long-term, and for the Taxable Portfolio, taxable, obligations that are rated Baa or better at the date of purchase by Moody's, or BBB or better by S&P or Fitch or, if not rated, are of comparable quality as determined by the Manager on the basis of the Manager's credit evaluation of the obligor, or credit enhancement issued in support of the obligation.

        Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

        The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. For example, in some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond. Revenue bonds are secured by tolls, rentals, mortgage payments, tuitions, fees, that is, by earnings. Among the projects financed by revenue bonds are housing projects, turnpikes, hospitals, power plants, airports, colleges, water and sewer systems, resource recovery and solid waste disposal systems--in fact, any municipal enterprise that sustains itself by the sale of a service to the public.

        In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs contained in the New York Portfolio and New Jersey Portfolio is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Internal Revenue Code (the "Code"), provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds, and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal of and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or the other guarantor to meet its financial obligations and, in certain instances, on the pledge of real and personal property as security for payment. If there is no established secondary market for a particular IRB, the IRB or the participation interests in the IRB purchased by the Portfolios will be supported by letters of credit, guarantees or insurance that meet the quality criteria of the Portfolio and provide a demand feature which may be exercised by the Portfolios at any time to provide liquidity. Shareholders should note that the Portfolios may invest in IRBs acquired in transactions involving a Participating Organization. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Fund's distributor, Advest, Inc. (the "Distributor"), with respect to investment of their customer accounts in the Fund.

(2) Municipal Notes include notes with remaining maturities of one year or less that are rated MIG-1, MIG-2, MIG-3 or MIG-4 at the date of purchase by Moody's; SP-1, SP-2, SP-3 or SP-4 by S&P or F-1, F-2 or F-3 by Fitch or, if not rated, are of comparable quality as determined by following procedures approved by the Board of Directors of the Fund. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

(3) Municipal Commercial Paper includes commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch or, if not rated, is of comparable quality as determined by following procedures approved by the Board of Directors of the Fund. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the Commercial Paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. These types of municipal leases are considered illiquid and are subject to the 15% limitation on investments in illiquid securities as set forth under "Investment Restrictions" herein.

        Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Portfolios will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

        The Board of Directors may adopt guidelines and delegate to the Manager of the Portfolios, as the case may be, the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and/or the Manager of the Portfolios, as the case may be, may consider such factors as the frequency of trades for the obligation, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such leases will be subject to the 15% limitation on investments in illiquid securities.

(5) Each Portfolio may also purchase any other federal tax-exempt and, where applicable, New York or New Jersey income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in a Portfolio would be consistent with such Portfolio's investment objectives and policies. Subsequent to its purchase by a Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such Municipal Obligation by the applicable Portfolio, but the Manager will consider such event in determining whether such Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligation or other securities held by such Portfolios are altered due to changes in either the Moody's, S&P or Fitch ratings systems (see "Description of Security Ratings and Notes" herein for an explanation of Moody's, S&P and Fitch ratings), the Manager will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus.

Floating Rate and Variable Rate Securities

The Portfolios may purchase floating rate and variable rate put option securities, or participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used is that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

The New York Portfolio and the New Jersey Portfolio may invest in participation interests purchased from banks in variable-rate tax-exempt securities owned by banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that such Portfolio's participation interest bears to the total principal amount of the tax-exempt security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of such Portfolio's participation interest in the tax-exempt security, plus accrued interest. The New York Portfolio and the New Jersey Portfolio intend to exercise the demand under the letter of credit only (i) upon a default under the terms of the documents of the tax-exempt security, (ii) as needed to provide liquidity in order to meet redemptions, or (iii) to maintain the investment quality of the portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments are purchased by the Portfolio.

The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolios, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. The Portfolios will purchase participation interests only if interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

When-Issued Securities

New issues of certain Municipal Obligations are frequently offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Portfolio's commitment to purchase. Although each Portfolio will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, each Portfolio may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held by a Portfolio are subject to changes in value. Both generally change in the same way--experiencing appreciation when interest rates decline and depreciation when interest rates rise. These fluctuations in value are based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.

Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A segregated account of the Fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the respective Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. On the settlement date of the when-issued securities, the Portfolio will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When a Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by one of the Portfolios with respect to a particular Municipal Obligation held in such Portfolio.

The amount payable to a Portfolio upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus an amortized market or original issue discount during the period the Portfolio owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The right of each Portfolio to exercise a stand-by commitment is unconditional and unqualified. A stand-by commitment is not transferable by the Portfolio although it can sell the underlying Municipal Obligation to a third party at any time.

Each Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

Each Portfolio will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not have a sufficient quality rating, only if the issuer of the stand-by commitment has received a sufficient quality rating from an unaffiliated nationally recognized statistical rating organization or, if not rated, presents a minimal risk of default as determined by the Manager. Each Portfolio's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligation held by such Portfolio that is subject to the commitment.

Each Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit a Portfolio to be fully invested in securities the interest on which, excluding the Taxable Portfolio, is exempt from regular federal income taxes, while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by each Portfolio will be valued at zero in determining net asset value. In those cases in which one of the Portfolios paid directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by such Portfolio. Stand-by commitments will not affect the dollar-weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that each Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by such Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, a Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from regular federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, a Portfolio will not engage in the purchase of securities subject to stand-by commitments. The New Jersey Portfolio may apply to the New Jersey Division of Taxation for a ruling that income from the stand-by commitments will be exempt from the New Jersey gross income tax.

Municipal Bond Insurance

The Portfolios may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Portfolios. The premiums for the policies may be paid by the Portfolios and the yield on the Portfolios' investments may be reduced thereby.

The Portfolios may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Portfolios' quality standards. The Portfolios may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Manager, such insurance would benefit the Portfolios (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are non-cancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance then such security need not be insured by the policies purchased by the Portfolio.

Taxable Securities

The New York Portfolio and the New Jersey Portfolio will generally attempt to invest up to 100% of their net assets in tax-exempt Municipal Bonds. However, if the Manager determines that the Portfolios should assume a temporary defensive position due to adverse market conditions or in other appropriate circumstances, the New York Portfolio and the New Jersey Portfolio may invest up to 100% of the value of their net assets in securities of the kind described below, the interest income on which is subject to federal and New York State and New York City personal income taxes or New Jersey gross income tax, respectively. The Taxable Portfolio will generally attempt to invest up to 100%, and as a matter of fundamental policy invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in taxable securities.

For purposes of the New York Portfolio and the New Jersey Portfolio, investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. For purposes of the Taxable Portfolio, taxable securities will be substantially in Taxable Municipal Bonds as well as in the securities described in this paragraph.

Repurchase Agreements

Each Portfolio may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Portfolio will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security.

Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by each Portfolio, at all times during the period of the agreements, shall be fully collateralized as follows: (i) the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and (ii) the Portfolio or its custodian shall have possession of the collateral, which the Manager believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio.

It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by such Portfolio exceeds 15% of such Portfolio's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio (except where application to only a particular Portfolio is specified) and which may not be changed unless approved by a majority of the outstanding shares of the Portfolio affected by such a change. The term "majority of the outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The Portfolios may not:

(1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" of the respective Portfolio or any other form of taxable or federal tax-exempt investment, where applicable, which meets the Portfolio's quality criteria, as determined by the Board of Directors and which is consistent with the Portfolio's objectives and policies.

(2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of a Portfolio's total assets, such Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(5) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Portfolios will not invest more than an aggregate of 15% of their net assets in a repurchase agreement maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(9) For purposes of the New York Portfolio and the New Jersey Portfolio, purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided there shall be no limitation on the New York Portfolio to purchase New York Municipal Obligations or on the New Jersey Portfolio to purchase New Jersey Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity is deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit is considered a separate security and will be treated as an issue of such government, other entity or bank.

(11) Invest in securities of other investment companies, except (i) the Portfolios may purchase unit investment trust securities where such unit investment trusts meet the investment objectives of the Portfolios and then only up to 5% of the Portfolios' net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and
        (ii) with respect to the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio as permitted by Section 12(d) of the 1940 Act.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of such restriction.

NEW YORK RISK FACTORS


The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of the Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

        The New York Economy


Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11 terrorist attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York's fiscal difficulties were also compounded by last year's enacted budget process that resulted in spending growth in excess of recurring revenues. Nevertheless, flexible reserves, significantly increased when times were good, have not been depleted.

The September 11 terrorist attacks had a more devastating impact on the New York economy than on any other state. Nevertheless, recent above-trend national growth rates have helped to buttress the State economy. The State is estimated to have emerged from recession in the summer of 2003. The continued strengthening of the State economy will help sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening, though the level of profits for the year is not expected to match that of 2003. Bonus growth is expected to slow to 15 percent resulting in total New York wage growth of 4.9 percent for 2005, reduced modestly from 5.7 percent in 2004. State nonagricultural employment is projected to rise 1.1 percent in 2005, a significant improvement compared with 0.4 percent growth for 2004, but below projected growth of 1.8 percent for the nation.

The risks to the State economic forecast are substantial. Chief among them is a weaker performance within the financial sector than is currently projected. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well.

Additional significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil. Higher energy prices and a new round of global instability appear to be having a more negative impact on equity markets than on the economy as a whole. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2005. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial services and even stronger income growth in that sector than expected.

        The 2004-05 State Financial Plan (current fiscal year)

The State's current fiscal year began on April 1, 2004, and ends on March 31, 2005. On March 31, 2004, the State Legislature enacted certain appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2004-05 fiscal year. On August 11, 2004, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2004-05 fiscal year. The Governor vetoed portions of the budget revisions enacted by the Legislature on August 20, 2004. The 2004-05 Financial Plan (the "2004-05 State Financial Plan") was prepared by the Division of the Budget (the "DOB") and reflects the actions of the Legislature and the Governor. The DOB issued the 2005-06 Financial Plan Overview (the "2005-06 State Financial Plan," together with the 2004-05 State Financial Plan, the "State Financial Plans") on January 18, 2005.

After an improvement in tax collections, in combination with savings from a statewide Fiscal Management Plan ("FMP"), the DOB projects the State will end the 2004-05 fiscal year with a cash-basis surplus of $170 million in the General Fund, after making the maximum annual contribution of $70 million to the State's Rainy Day Fund. The projected surplus results primarily from recent positive revenue experience, which is driving projected underlying revenue growth of 10.2 percent in 2004-05 (6.5 percent in 2005-06). However, this growth is nearly entirely absorbed by the loss of one-time and nonrecurring revenues, the phase-out of both the personal income tax surcharge and one-quarter percent increase in sales tax enacted in 2003, the reversion to a permanent sales tax exemption on clothing purchases under $110, and increasing costs for debt service and the School Tax Relief Program.

FMP savings include the implementation of administrative efficiencies in several programs run by various agencies, and the maximization of federal and other available resources. These savings include lower spending for State University of New York operating aid ($23 million), maximization of offsets in the Medicaid Escrow Account ($20 million), and efficiencies in the Early Intervention Program ($10 million). FMP savings were also achieved by the Office of Alcoholism and Substance Abuse Services, the Office of Children and Family Services, the Office of Employee Relations, Office of Parks, Recreation and Historic Preservation, the Public and Private Employment Relations Board and the Commission on Quality of Care for the Mentally Disabled. The DOB will continue to work in cooperation with State agency managers to develop administrative and legislative actions to achieve the full value of FMP savings counted on in the State Financial Plan. In addition to administrative savings, elements of the FMP may include cost containment proposals that can be presented for legislative consideration later this year. It is expected that with implementation of the FMP, the State will not need to borrow from the rainy day reserve of $794 million to end the fiscal year in balance on a cash basis with the General Fund.

DOB projects the State will end the 2004-05 fiscal year with a balance of $1.2 billion in the General Fund. The balance consists of $864 million in the Rainy Day Fund, $301 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund.

        The 2005-06 State Financial Plan and Forecast for 2006-08

General Fund receipts are projected to total $45.1 billion in 2005-06, an increase of $1.6 billion (3.6 percent) over 2004-05 projections. General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. The DOB projects General Fund budget gaps of $4.2 billion in 2005-06 and between $5 billion to $6 billion in 2006-07 and 2007-08, before the savings that are projected to be achieved by the 2005-06 Executive Budget recommendations. In summary, the 2005-06 gap results from anticipated spending increases to support current service levels and the loss of nonrecurring resources used to help balance the budget in 2004-05, which together exceed annual growth in underlying revenues of $3.1 billion (6.5 percent). The 2005-06 State Financial Plan is balanced on a cash basis in the General Fund, with recommendations projected to close the $4.2 billion General Fund budget gap. Recurring actions are valued at roughly $3.1 billion in 2006-07 and $2.8 billion in 2007-08, leaving projected gaps of $2.7 billion in 2006-07 and $2.8 billion in 2007-08.

The State Financial Plans contain estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation. There can be no assurance that actual results will not differ materially and adversely from the projections contained in the State Financial Plans set forth above.

        Special Considerations

The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current State Financial Plans' estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State's economic recovery.


Recent events have increased the risks to the forecast for both employment and wages. The threat of future terrorist acts against the U.S. still remains. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.


The State's economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plans. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The State Financial Plans are also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

        Ratings


Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, A1 and AA-, respectively.

On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA and reaffirmed its stable outlook. On May 16, 2003, Standard & Poor's revised its outlook on the State's general obligation bonds from stable to negative. On September 21, 2004, Standard & Poor's again revised its outlook on the State's general obligation bonds from negative to stable. On February 16, 2005, Standard & Poor's reaffirmed its AA rating and stable outlook on the State's general obligation bonds. On November 9, 2004, Moody's revised its rating on the State's general obligation bonds from A2 to A1, and revised its outlook on the State's general obligation bonds from stable to positive. On June 5, 2003, Fitch Ratings revised its rating on the State's general obligation bonds from AA to AA-. On February 25, 2005, Fitch Ratings reaffirmed its AA- rating on the State's general obligation bonds.


New York City

        Overview


The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.



The Mayor is responsible for preparing the City's financial plan, including the financial plan for the 2005 through 2008 fiscal years submitted to the State Financial Control Board (the "Control Board") on June 29, 2004 (the "June Financial Plan"), and Modification No. 05-1 to the June Financial Plan submitted to the Control Board on October 21, 2004 (together with the June Financial Plan, the "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and cost of future labor settlements. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully, as well as the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

        The 2005-08 Financial Plan

For the 2004 fiscal year, the City's General Fund had an operating surplus of $1.928 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On June 29, 2004, the City submitted to the Control Board the June Financial Plan for the 2005 through 2008 fiscal years, which relates to the City and certain entities which receive funds from the City, and which was consistent with the City's expense and capital budgets for the 2005 fiscal year which were adopted on June 25, 2004. The June Financial Plan projects revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP, and projected gaps of $3.7 billion, $4.5 billion and $3.7 billion for fiscal years 2006 through 2008, respectively. Reflecting the October 21, 2004, modification to the June Financial Plan, the City Financial Plan projects revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP, and projects gaps of $3.0 billion, $4.2 billion, and $3.3 billion in fiscal years 2006 through 2008, respectively. The City Financial Plan includes an out-year gap-closing program to reduce expenditures and increase revenues by a total of $3.0 billion in fiscal years 2005 and 2006, and $1.9 billion and $1.7 billion in fiscal years 2007 and 2008, respectively. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

The City Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.

Furthermore, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and/or other factors that could have a material effect on the City.


        Special Considerations


The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties and contingencies include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; (iv) the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; (v) the ability of the New York City Health and Hospitals Corporation and other such entities to maintain balanced budgets; (vi) the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; (vii) the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs;
(viii) adoption of the City's budget by the City Council in substantially the forms submitted by the Mayor; (ix) the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; (x) the impact of conditions in the real estate market on real estate tax revenues; and (xi) the ability of the City and other financing entities to market their securities successfully in the public credit markets. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State's Financial Plan and to the U.S. economy, as a whole, as discussed above.

On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City Financial Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the Transitional Finance Authority ("TFA"). The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State authorized the TFA to have outstanding $2.5 billion of bonds and notes to pay costs related to or arising from the September 11 attacks, of which the TFA currently has outstanding approximately $2 billion. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

Although the City has maintained balanced budgets in each of its last twenty-four fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current recovery cycle is not expected to be any different and could adversely affect the City's economy.


        Ratings


Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds A, A2 and A+, respectively.

On May 27, 2003, Standard & Poor's revised its outlook to stable from negative on the City's general obligation bonds. On February 14, 2005, Standard & Poor's reaffirmed its A rating and its stable outlook on the City's general obligation bonds. On January 25, 2005, Moody's reaffirmed its A2 rating and revised its outlook to stable from positive on the City's general obligation bonds. On February 11, 2005, Fitch Ratings reaffirmed its A+ rating and stable outlook on the City's general obligation bonds.


Litigation


A number of court actions have been brought involving State finances that could ultimately result in costs to the State Financial Plans. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. The most significant case is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education ("SBE"). In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Court on November 30, 2004. The report recommended (i) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and (ii) $9.2 billion for school construction and renovation over five years. The 2005-06 Executive Budget proposes a combination of traditional school aid and a new SBE aid program as part of a comprehensive five-year plan to comply with the Court's order.

The State's finances may also be affected by adverse rulings released to further collective bargaining agreements with State employee unions and federal disallowances or other federal actions. Other significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. In addition, ongoing litigation challenging the proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation may result in a loss of resources in the General Fund. Pursuant to a court order the State Comptroller is currently holding all proceeds in escrow until a judgment is rendered. Adverse developments in the legal proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain balanced State Financial Plans. The State believes that the proposed State Financial Plan includes sufficient reserves to offset the costs associated with payment of judgments that may be required during the 2004-05 fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan resources available for the payment of judgments, and could adversely affect the ability of the State to maintain balanced State Financial Plans.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2004, amounted to approximately $4.4 billion. While the ultimate outcome and fiscal impact, if any, on the City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City's ability to carry out the City Financial Plan.


NEW JERSEY RISK FACTORS

The following information represents special considerations regarding investment in New Jersey Municipal Obligations. This information provides only a brief summary, does not purport to be a complete description and is based on information drawn from official statements relating to New Jersey Municipal Obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such official statements has not been independently verified.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on New Jersey State (the "State" or "New Jersey") or local government finances, generally, will not adversely affect the market value of New Jersey Municipal Obligations held by the New Jersey Portfolio or the ability of particular issues to make timely payments of debt service on these obligations.

New Jersey Economic Information and Trends

New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.


During 2003, despite general economic sluggishness, New Jersey outperformed the nation in job restoration. After suffering job losses in 2002, the decline in New Jersey employment bottomed-out in 2003 and job creation slowly began in the second half of the year, resulting in an overall 2003 employment decline of 0.1%. During 2004, New Jersey employment increased 1.2% through May 2004. In May of 2004, employment had increased by 1.6% from a year prior, continuing a positive year-to-year growth trend for eleven consecutive months since July 2003. In contrast, the nation experienced a 2004 decline in employment of 0.3% through May. With improving trends in employment, the New Jersey unemployment rate fell to 4.9% in May 2004, well below the 5.6% rate for the nation.

The 5.1% growth rate for New Jersey's personal income for the first quarter of 2004 demonstrates an improvement over the revised growth rate of 4.4% for the fourth quarter of 2003. Economic forecasts as of June 2004 projected slight moderation in personal income growth (approximately 4.5%) during the remaining quarters of 2004 and during 2005.

Inflation is anticipated to remain modest, at approximately 2.0+% in 2005. Notwithstanding weakness in the labor market, low inflation will continue to benefit New Jersey's consumers and businesses.

With regard to revenue collected by the New Jersey State Treasurer, revenues for the first five months of Fiscal Year 2005 (July 2004 through November 2004) were slightly less than the amounts estimated for Fiscal Year 2005 in the Fiscal Year 2005 Appropriations Act. Through November 2004, total revenues were approximately $180 million (1.9%) below such estimates. The shortfall was primarily a result of decreases in collections of the Gross Income Tax and the Corporate Business Tax. Given such reduced collections, the estimate for Fiscal Year 2005 revenues will be revised in the Fiscal Year 2006 Governor's Budget Message, which will be delivered in the last week of February 2005.

The need for additional spending in certain areas of New Jersey State government has been identified. Such additional spending, together with the decrease in collections described above, will be offset by proactive efforts to control spending wherever possible and certain categories of spending being less than were anticipated at the time of enactment of the Fiscal Year 2005 Appropriations Act, which collectively should result in $150 million to $200 million. In addition, the New Jersey State Treasurer anticipates refunding various issues of bonds, which will generate approximately $150 million in savings for Fiscal Year 2005 given current market conditions.

On July 26, 2004, the New Jersey Supreme Court issued a decision, Lance v. McGreevey, which held, on a prospective basis, that contract bond proceeds (amortized by revenues subject to appropriation by the New Jersey Legislature) used to fund general expenses in the New Jersey State budget do not constitute "revenue" for purposes of Article VIII, Section 2, paragraph 2 of the New Jersey Constitution and, therefore, cannot be used to balance the budget. In prior years, funds derived from the proceeds of such contract bonds had been relied upon for purposes of achieving a balanced New Jersey State budget.

To a large extent, the future direction of economic expansion nationally and in New Jersey hinges on assumptions of no further terrorist attacks, stable energy prices, supportive monetary and fiscal policies and no further turmoil in the financial markets. New Jersey and the nation may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors, and businesses become more cautious than currently assumed. Nevertheless, the fundamentals of New Jersey's economic health remain stable and the long-term prospects for economic growth of New Jersey in 2005 and beyond are favorable.


New Jersey's Budget and Appropriation System - Current Operating Expenses

        The General Fund


New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2002 was $292.3 million, for fiscal year 2003 was $373.0 million, and for fiscal year 2004 was $376.5 million. For fiscal year 2005, the balance in the undesignated General Fund is estimated to be $109.6 million. The fund balances are available for appropriation in succeeding fiscal years.


        Tax and Revenue Anticipation Notes


In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3.1 billion of such notes for fiscal year 2005. New Jersey issued notes in the amount of $1.5 billion on August 12, 2004. Such notes are payable on June 24, 2005. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund that are legally available for such payment.


New Jersey Capital Project Financings


New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2004 was $3,236,099,741. The appropriation for the debt service obligation on outstanding projected indebtedness is $441.5 million for fiscal year 2005. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2005, the amount appropriated for this purpose is $1,120.5 million.


Other Long Term Debt Obligations of New Jersey

        Bonds Guaranteed by New Jersey


The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $20,050,000 were outstanding as of June 30, 2004. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.


        "Moral Obligation" Bonds


The authorizing legislation for certain New Jersey authorities and instrumentalities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Specifically, pursuant to such legislation, a designated official is required to certify any deficiency that may exist in a debt service reserve fund maintained to meet the payment of principal of and interest on the obligations of such entities. Upon receipt of such certification of deficiency, an appropriation by the New Jersey Legislature is to be made in the amount of the deficiency. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey include: (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of

June 30, 2004, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,167,907,668 and fiscal year 2005 debt service subject to "moral obligation" is $53,989,749.


        Obligations Supported by New Jersey Revenue Subject to Annual Appropriation


New Jersey has entered into a number of leases and contracts (collectively, the "Agreements" and each an "Agreement") with several New Jersey authorities and instrumentalities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations.


Conduit Indebtedness of New Jersey Authorities and Instrumentalities

Certain New Jersey authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those New Jersey authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities

New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments (each a "local unit") remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs. This statutory process insures, among other things, that (i) every local unit annually adopts a budget, balanced on a cash basis, making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, (ii) the accounts of each such local unit are independently audited by a registered municipal accountant and (iii) the year-to-year increase of the total appropriations of any local unit remains within statutory limits. New Jersey law also regulates the issuance of debt by local units.

School Districts

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local units. Similarly, school district bonds are issued in conformity with applicable statutory provisions.

Local Financing Authorities

The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by local units. Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division. The Local Finance Board exercises approval over creation of new local authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by local authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of local authorities and special districts. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of a local authority or special district, and on any proposed financing agreement between a local unit and a local authority or special district.

Litigation of the State of New Jersey

At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The majority of these claims and cases have historically proven to be of substantially less value than the amount originally claimed. New Jersey is unable to estimate its exposure for these claims and cases and does not formally estimate its reserve representing potential exposure for these claims and cases.


An independent study estimated an aggregate potential exposure of $101,627,000 for tort and medical malpractice claims pending as of June 30, 2004. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.


Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to New Jersey Municipal Obligations available as of the date of this Statement of Additional Information.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Lebenthal Asset Management, a division of Boston Advisors, Inc., to serve as investment manager of the Fund. The Manager provides personnel satisfactory to the Fund's Board of Directors to serve as officers and portfolio managers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of the Manager or employees of the Manager or its affiliates.


The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Fund's independent accountants. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Fund and for pre-approving certain non-audit services performed by the accountants for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's accountants to review the Fund's financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The members of the Committee are Mone Anathan III, Victor Chang, Ezekiel Peach, Jr. and Penny Zuckerwise. The Audit Committee met one time during the fiscal year ended November 30, 2004.

The Board also has a Nominating Committee comprised of Victor Chang, Ezekiel Peach, Jr., Mone Anathan III and Penny Zuckerwise, to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee met one time during the fiscal year ended November 30, 2004. The Nominating Committee currently does not consider nominees recommended by shareholders.


The Directors, nominees and officers of the Fund and their principal occupations during the past five years are set forth below.


                                       Term of                                          Number of
                                       Office                                           Funds in
                                        and                     Principal                 Fund                Other
       Name,          Position(s)     Length of                Occupation(s)             Complex          Directorships
   Address and         held with       Time                   During Past 5            Overseen             Held by
        Age            the Fund       Served1                     Years                by Director          Director
-------------------   ------------    ----------   ---------------------------------   -----------  ----------------------
Interested Director

Allen G. Botwinick    Chairman and    Since 2004   Consultant of Advest, Inc. since         7       Chairman of the Board
90 State House          Director                   2004.  Executive Vice President                  and Trustee of Boston
Square                                             of Administration and Operations,                Advisors Trust since
Hartford, CT  06103                                The Advest Group, Inc. and                       March 2000.
                                                   Advest, Inc. from 1992 to 2004.

                                       Term of                                          Number of
                                       Office                                           Funds in
                                        and                     Principal                 Fund                Other
       Name,          Position(s)     Length of                Occupation(s)             Complex          Directorships
   Address and         held with        Time                   During Past 5            Overseen             Held by
        Age            the Fund       Served1                     Years                by Director          Director
-------------------   ------------    ----------   ---------------------------------   -----------  ----------------------
Age 61

Disinterested Directors

Mone Anathan III        Director      Since 2004   Dean's Council, Harvard Divinity         7       Trustee of Boston
99 Garden Street                                   School, 2004 to present. Student,                Advisors Trust since
Cambridge, MA                                      Harvard Divinity School, 1997 to                 March 2000.  Director,
02136                                              2003. President, Filene's                        Brookstone, Inc.
Age 65                                             Basement (off-price retailer)                    (specialty retailer),
                                                   from 1995 to August 1997.                        since 1989.

Victor Chang            Director      Since 1990   Retired. Guest lecturer and              7       Trustee of Boston
One Federal Street                                 researcher for central banks and                 Advisors Trust since
Boston, MA 02110                                   the U.S. and foreign                             December 2003.
Age:  66                                           governments.  Economic investment
                                                   consultant, Fuji Securities, Inc.
                                                   (retired, October 1998).

Ezekiel Russell         Director      Since 2004   Retired, December 1999 to                7       Trustee of Boston
Peach, Jr.                                         present; Robert Finnegan & Lynah,                Advisors Trust since
137 Atlantic Avenue                                PC (public accounting),                          March 2000; Trustee of
Marblehead, MA                                     partner/principal, 1968 to                       Salem Five Cent
01945                                              December 1999.                                   Savings Bank.
Age:  71

Penny Zuckerwise        Director      Since 2002   Chief Executive Officer, Utendahl        7       Current Board/Advisory
Utendahl Capital                                   Capital Management, L.P, an asset                Board positions
Management, L.P.                                   management firm, 2004 to present.                include BBR Partners,
30 Broad Street,                                   Principal and founder, Wiserock                  an asset management
21st Floor                                         L.L.C. since 1999, a company                     and advisory services
New York, NY 10004                                 which provides strategy,                         firm, Lioness Capital
Age:  49                                           management oversight and business                partners, a private
                                                   advice.  Co-founder, general                     equity fund investing
                                                   partner and governing board                      in women and minority
                                                   member, Boldcap Ventures LLC                     owned companies, and
                                                   (formerly Angels4equity) since                   Colspace, a software
                                                   June 2000, a private equity                      based knowledge
                                                   investment fund.                                 management company;
                                                                                                    Trustee of Boston
                                                                                                    Advisors Trust since
                                                                                                    December 2003.



                                       Term of
                                       Office
                                         and
       Name,           Position(s)     Length
   Address and          held with      of Time                          Principal Occupation(s)
       Age              the Fund       Served                            During Past 5 Years
-------------------  --------------  -----------   -----------------------------------------------------------------
Officers

Alexandra              President      Since 2004   President of the Fund since 2004. Director and Chairman of the
Lebenthal                                          Fund from 2002 to 2003. President of the Fund from 1995 to
120 Broadway                                       February 2002.  President of Lebenthal, a Division of Advest,
New York, NY 10271                                 Inc., since December 2001.  Director, Senior Vice President and
Age:  40                                           Senior Managing Director of Advest, Inc. since 2001. President of
                                                   Lebenthal & Co., Inc. from 1995 to December 2001. Executive Vice
                                                   President of Lebenthal Asset Management, Inc. from 1997 to June
                                                   2002.

Michael J.             Executive      Since 2004   Executive Vice President of the Fund since 2004.  President of
Vogelzang            Vice President                the Fund from 2002 to 2004. President and Chief Investment
One Federal Street                                 Officer of Boston Advisors, Inc. since April 1999 and Senior Vice
Boston, MA 02110                                   President and Chief Investment Officer from August 1997 to 1999.
Age:  43                                           President and Chief Executive Officer of Boston Advisors Trust
                                                   since March 2000. Trustee of Boston Advisors Trust from 2000 to
                                                   2003.  Director of Advest, Inc. since 2001.

                                       Term of
                                       Office
                                         and
       Name,           Position(s)     Length
   Address and          held with      of Time                          Principal Occupation(s)
       Age              the Fund       Served                            During Past 5 Years
-------------------  --------------  -----------   -----------------------------------------------------------------

Ronald Maggiacomo      Treasurer      Since 2003   Treasurer of the Fund since October 2003. Treasurer of Boston
One Federal Street                                 Advisors Trust since December 2003. Chief Operating Officer of
Boston, MA 02110                                   Boston Advisors, Inc. since March 2003.  President of Billings &
Age:  62                                           Co. Inc. since March 1982.  Vice President of Bank Street
                                                   Management Company since June 2003.  (All companies for which Mr.
                                                   Maggiacomo serves as an officer are subsidiaries of The Advest
                                                   Group, Inc.)

Gregory Serbe          Secretary      Since 2000   Secretary of the Fund since 2000. Senior Portfolio Manager of the
120 Broadway                                       Fund since April 1, 2001, and Assistant Portfolio Manager of the
New York, NY 10271                                 Fund from 1998 to 2001. Senior Portfolio Manager of Boston
Age:  59                                           Advisors New York Municipal Money Market Fund and Boston Advisors
                                                   Tax Free Money Market Fund since January 2005. President of
                                                   Lebenthal Asset Management, a division of Boston Advisors, Inc.
                                                   and Senior Vice President of Boston Advisors, Inc. since 2002.
                                                   Managing Director of Lebenthal Asset Management, Inc. from 1998 to 1999, Senior Managing Director of Lebenthal Asset Management,
                                                   Inc. from 1999 to 2000, Executive Vice President and Chief
                                                   Operating Officer of Lebenthal Asset Management, Inc. from 2000 to 2001 and President of Lebenthal Asset Management, Inc. from
                                                   2001 to June 2002.

Tanya Kerrigan           Chief        Since 2004   Chief Compliance Officer of the Fund since 2004. Assistant
One Federal Street     Compliance                  Secretary of the Fund since 2003. Vice President and Director of
Boston, MA 02110      Officer and                  Compliance of Boston Advisors, Inc. since October 2003.
Age:  32               Assistant                   Compliance Officer of H.C. Wainwright & Co., Inc. from December
                       Secretary                   1999 to April 2003.  Full time law student from August 1997 to
                                                   May 2000.


----------
/1/ Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.


The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2004:

                                                    Aggregate Dollar Range of
                             Dollar Range of     Equity Securities in All Funds
                                  Equity          Overseen or to be Overseen by
Name of                     Securities in the   Director or Nominee in Family of
Director                           Fund               Investment Companies
--------------------------  ------------------  --------------------------------

Disinterested Directors

Mone Anathan III                   None                       None

Victor Chang                       None                       None

Ezekiel Russell Peach, Jr.         None                       None

Penny Zuckerwise                   None                       None

Interested Directors

Allen G. Botwinick                 None                  $10,001-$50,000

The table below illustrates that the Portfolios paid an aggregate remuneration of $25,000 to the disinterested directors of the Fund for the period ended November 30, 2004, pursuant to the terms of the Management Contracts between the Fund, on behalf of each Portfolio, and the Manager (see "Investment Advisory and Other Services" herein).

                                              COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------
                              Aggregate          Pension or
                             Compensation     Retirement Benefits    Estimated Annual     Total Compensation
                             From Fund for     Accrued as Part of      Benefits Upon       From Fund Complex
           Name               Fiscal Year       Fund Expenses           Retirement        Paid to Directors/1/
--------------------------------------------------------------------------------------------------------------
Mone Anathan III             $       5,625    $                 0    $              0    $              18,000
Victor Chang                 $       6,625    $                 0    $              0    $              19,000
Ezekiel Russell Peach, Jr.   $       6,125    $                 0    $              0    $              20,000
Penny Zuckerwise             $       6,625    $                 0    $              0    $              19,000

----------
/1/ The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 2004. The Fund Complex consists of the three Portfolios of the Fund and the fund series of Boston Advisors Trust.


                                 CODE OF ETHICS

The Fund and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act. The Manager has also adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics restrict the personal investing activities of certain Access Persons and others, as defined in the respective Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Fund. Such Access Persons are generally required to pre-clear security transactions with the compliance officer or the compliance officer's designee and to report all transactions on a regular basis. The compliance officer or the compliance officer's designee has the responsibility for interpreting the provisions of the Codes of Ethics, for adopting and implementing procedures for the enforcement of the provisions of the Codes of Ethics, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the compliance officer or designee shall take appropriate action. The Fund, Distributor, and Manager have each developed procedures for administration of the Codes of Ethics.


                              PROXY VOTING POLICIES

Information regarding how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge through the Fund's website at http://www.lebenthalfunds.com and on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov. The Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix A.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

On January 20, 2005 there were 19,388,473; 916,977; 1,898,361; and 2,317,172 shares of the New York - Class A Portfolio, New York - Class B Portfolio, New Jersey Portfolio, and Taxable Portfolio outstanding, respectively. As of January 21, 2005, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. As of January 21, 2005, there were no persons who owned 5% or more of any Portfolio's outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

The manager of the Fund is Lebenthal Asset Management, a division of Boston Advisors, Inc. The Manager, with its principal office at One Federal Street, 26th Floor, Boston, Massachusetts 02110, is a wholly-owned subsidiary of The Advest Group, Inc. ("Advest Group"), which is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). AXA Financial is a financial services firm that is a member of the global AXA Group (NYSE: AXA). Advest Group, through its subsidiaries, provides financial, securities brokerage, trading, investment banking, trust and other advisory services to retail and institutional investors. Boston Advisors, Inc. was, as of December 31, 2004, manager, adviser or supervisor with respect to assets aggregating approximately $4.9 billion.


Pursuant to the Management Contracts, the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee for its services, calculated daily and payable monthly, equal to 0.25% of each of the Portfolios' average daily net assets not in excess of $50 million, 0.225% of such assets between $50 million and $100 million and 0.20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under each Management Agreement. There can be no assurance that such fees will be waived in the future.


The Management Contracts for each Portfolio were approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund, on October 23, 2003, for the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio. The Management Contracts were approved by a majority of each Portfolio's shareholders at a meeting held on May 20, 2004.

In determining whether to approve the Management Contracts, the Board considered information about, among other things, (i) the Manager and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process; (ii) the terms of the Management Contracts; (iii) the scope and quality of the services that the Manager has been providing to the Portfolios; (iv) the investment performance of the Portfolios and of similar funds managed by other advisers; (v) the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager; and (vi) compensation payable by each Portfolio to affiliates of the Manager for other services. The Directors also took account the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager. The Independent Directors also relied upon the assistance of counsel to the Independent Directors and counsel to the Fund.


The Management Contract for each Portfolio has an initial term which extends for a two-year period, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of each of the Portfolio's outstanding voting securities or by its Board of Directors. In either case, a majority of the directors, who are not parties to the Management Contracts or interested persons of any such party, must cast votes in person at a meeting for the purpose of voting on such matter.

The Management Contract for each Portfolio is terminable without penalty by such Portfolio on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract for each Portfolio provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

The following table indicates the fees that the Fund paid to the Manager under the Management Contracts for the last three fiscal years:

                            FEES PAID TO THE MANAGER

                                          Fiscal Year Ended November 30,
Portfolio                               2004             2003          2002
--------------------------------------------------------------------------------
New York
  Gross Fee earned pursuant to

    Management Contract             $     396,903   $     398,818  $     361,683
  Management fee reimbursed         $          --              --             --
                                    --------------  -------------  -------------
  Net fee paid to Manager           $     396,903   $     398,818  $     361,683

  Net Assets                        $ 167,396,143   $ 186,481,296  $ 172,899,936

New Jersey
  Gross Fee earned pursuant to
    Management Contract             $      35,580   $      35,177  $      30,487
  Management fee reimbursed         $      24,838   $      21,829  $      30,487
                                    --------------  -------------  -------------
  Net fee paid to Manager           $      10,742   $      13,348             --

  Net Assets                        $  13,462,863   $  14,932,927  $  13,077,732

Taxable
  Gross Fee earned pursuant to
    Management Contract             $      48,606   $      48,220  $      35,719
  Management fee reimbursed         $      10,356              --  $      12,208
                                    --------------  -------------  -------------
  Net fee paid to Manager           $      38,250   $      48,220  $      23,511

  Net Assets                        $  18,426,849   $  20,118,082  $  15,738,027


Administrator

The Fund's administrator is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator also serves as administrator of other mutual funds.

Pursuant to the Administration Agreement, the Administrator provides all administrative services reasonably necessary for each Portfolio, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. Because of the services rendered to a Portfolio by the Administrator and the Manager, the Portfolio itself may not require any employees other than its officers, none of whom receive compensation from the Portfolio.

Under the Administration Agreement with the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio, the Administrator provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio, (ii) assisting Fund officers in preparing Portfolio tax returns, (iii) in conjunction with Fund counsel, preparing and filing all Blue Sky filings, reports and renewals, (iv) coordinating the preparation and distribution of all materials for directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries, (v) coordinating the activities of the Manager, custodian, legal counsel and independent accountants, (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectus, (vii) monitoring daily the Portfolios' accounting services agent's calculation of all income and expense accruals, sales and redemptions of capital shares outstanding, (viii) evaluating expenses, projecting future expenses, and processing payments of expenses, and (ix) monitoring and evaluating performance of bookkeeping and related services by State Street Bank and Trust Company, the bookkeeping agent for the Portfolios.

For the services rendered by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to 0.08% per annum of the average daily net assets of each Portfolio up to $125 million, 0.06% per annum of the average daily net assets of each of the Portfolios of the next $125 million and 0.04% of such assets of each of the Portfolios in excess of $250 million. There is a minimum annual fee payable of $165,000 by the Fund. The Administration Agreement's initial term extends to December 1, 1999. Thereafter, the Agreement is terminable at any time, without the payment of any penalty, by the Fund or the Administrator on sixty days' written notice.

The following table indicates the fees that the Fund paid to the Administrator for the last three fiscal years:

                         FEES PAID TO THE ADMINISTRATOR

--------------------------------------------------------------------------------
                                          Fiscal Year Ended November 30,
Portfolio                               2004               2003         2002
--------------------------------------------------------------------------------
New York                            $     151,140   $     146,738  $     149,157
New Jersey                          $      15,738   $      12,020  $      11,804
Taxable                             $      19,802   $      15,921  $      13,136

Disclosure of Portfolio Holdings

It is the general policy of the Fund that neither the Portfolios nor their service providers may disclose a Portfolio's portfolio holdings information to any current or potential investor in the Portfolios, including individuals, institutions and financial intermediaries, in advance of the date such information is disclosed publicly by the Portfolios. The Board of Directors has adopted policies and procedures relating to disclosure of a Portfolio's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to Portfolio shareholders.

Generally, each Portfolio's portfolio holdings information is filed with the SEC on a quarterly basis within the time period required under the SEC's rules. In addition, the Portfolios' holdings, excluding cash and short-term instruments, are published monthly, as soon as practicable after the end of the month to which the information applies, on the Fund's website at http://www.lebenthalfunds.com. A Portfolio may make information about its portfolio holdings available in other circumstances from time to time as long as the information is made available to investors generally. Any disclosure of a Portfolio's holdings information pursuant to this paragraph must be authorized in advance by the Fund's President, an Executive Vice President or Vice President, Treasurer or Chief Compliance Officer. For instance, a Portfolio may, if approved, disseminate information about its portfolio holdings by one or more of the following methods:

        . a press release through a widely circulated news or wire service;

        . an announcement at a press conference, invitations to which are widely circulated or to which the public is generally invited;

        . an interview with a portfolio manager of a Portfolio if made widely available, such as publication in a magazine or newspaper or shown on television or broadcast on radio; or

        .       through a filing accessible through the SEC's EDGAR database.

The Portfolios rely on various service providers (including the Manager) and other affiliated and/or unaffiliated entities, to perform all services relating to the Portfolios' operations. Some services, such as custody, fund audits, proxy voting, compliance testing, and pricing of portfolio securities, require that the service provider have almost continuous access to information about a Portfolio's current portfolio holdings. Other service providers, such as lawyers and accountants, are permitted to review information about a Fund's current portfolio holdings on a periodic basis.

In connection with actual or potential portfolio transactions, a Portfolio may elect to identify portfolio securities to brokers. The portfolio manager may also post to potential counterparties, on Bloomberg or by other means, portfolio holdings that the Portfolio may contemplate disposing.

It is the Fund's policy to grant access to portfolio information in the above and other appropriate circumstances only to the extent necessary so that the provider may perform its services relating to the Portfolios' operations and the provider is subject to a duty of confidentiality, including a duty not to trade on the non-public information.

In addition, the Fund permits disclosure of non-public portfolio holdings information to third parties, on a monthly or quarterly basis as soon as practicable within the end of the period, in the following very limited circumstances where a Portfolio or a service provider has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information:

        . To rating agencies whose purpose in receiving that information is to compile and publish ratings and related information about the Portfolios, provided such rating agencies are required in writing to maintain the confidentiality of that information at least until such time that the Portfolios publicly disclose that information.

        . To other third parties, such as financial intermediaries, provided such entities are required in writing to maintain the confidentiality of that information at least until such time that the Portfolios publicly disclose that information and to use such information only for the purposes specified in such agreement.

It is also the policy of the Fund that none of the Portfolios or their service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about a Portfolio's holdings.

Compliance with the Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Directors, including a review of any potential conflicts of interest between the Fund and the Manager. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Directors and, reflected, if appropriate, in a supplement to the Fund's Statement of Additional Information.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, act as legal counsel to the Fund.

Matters in connection with New York law are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

Matters in connection with New Jersey law are passed upon by McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07101.

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, an independent registered public accounting firm, has been selected as auditors for the Fund.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund retains Boston Financial Data Services, the delegatee of State Street Bank and Trust Company, 330 West 9th Street, Kansas City, Missouri 64105, to perform transfer agency related services for the Fund.

DISTRIBUTION AND SERVICE PLANS


Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans on behalf of each Portfolio (the "Plans").

In accordance with the Rule, the Plans provide that all written agreements relating to each Plan entered into between either the Portfolios or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Portfolio and the Distributor pursuant to each Plan and identifying the distribution activities for which those expenditures were made.


The distributor for the Fund is Advest, Inc., with offices at 90 State House Square, Hartford, Connecticut 06103. The Distributor is a wholly owned subsidiary of Advest Group. The Distributor is a registered broker-dealer.

The New York Portfolio

Pursuant to its Plans, the Fund, on behalf of the New York Portfolio, and the Distributor have entered into Distribution Agreements with respect to the Class A and Class B shares. Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement for the Class A shares, the Distributor receives from the Class A shares of the New York Portfolio a fee equal to 0.25% per annum of the average daily net assets of the Class A shares of the Portfolio as a service fee (the "Service Fee"). Under the Distribution Agreement for the Class B shares, the Distributor receives from the Class B shares of the New York Portfolio an aggregate fee equal to 1% per annum of such Class B shares' average daily net assets which includes (i) an asset based sales charge (the "Asset Based Sales Charge") equal to 0.75% per annum of its average daily net assets to compensate the Distributor for sales commissions paid by the Distributor for sales of the Portfolio's Class B shares and (ii) 0.25% of its average daily net assets as the Service Fee. These fees are accrued daily and paid monthly and can be used to provide shareholder servicing and for the maintenance of shareholder accounts. The Distribution Agreements also provide that the Distributor may make payments from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performing such shareholder servicing functions on behalf of the Portfolio.

The Plans provide that, in addition to the Service Fee, the New York Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreements and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the Fund's Prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments from time to time from its own resources which may include the Service Fee and past profits for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements or Management Contract in effect for that year.


The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Board of Directors most recently approved the Plans for the Class A and Class B shares on June 15, 2004, to be effective until July 31, 2005. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or by the New York Portfolio's Class A and Class B shareholders.

For the fiscal year ended November 30, 2004, the amount payable to the Distributor under the Plan and the Distribution Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Class A shares totaled

$427,869. Of this total, that same amount was expended on compensation to broker-dealers and other financial intermediaries. While the Fund understands that the Distributor has incurred amounts relating to advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, interest, carrying or other financing charges, and miscellaneous expenses, the Distributor has not sought reimbursement for these amounts, nor does the Distributor present these expenditures to the Board for compensation under the Plan. For the fiscal year ended November 30, 2004, the total amount spent pursuant to the Plan for Class A shares was 0.25% of the average daily net assets of the Class A shares of the New York Portfolio, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement.

For the fiscal year ended November 30, 2004, the amount payable to the Distributor under the Plan and the Distribution Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Class B shares totaled $85,522, of which $38,452 was waived. Of this total, that same amount was expended on compensation to broker-dealers and other financial intermediaries. While the Fund understands that the Distributor has incurred amounts relating to advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, interest, carrying or other financing charges, and miscellaneous expenses, the Distributor has not sought reimbursement for these amounts, nor does the Distributor present these expenditures to the Board for compensation under the Plan. For the fiscal year ended November 30, 2004, the total amount spent pursuant to the Plan for Class B shares was 1.00% of the average daily net assets of the Class B shares of the New York Portfolio, of which 0.45% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement, and an amount representing 0.55% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.


The New York Portfolio had no unreimbursed expenses in a previous fiscal year which were carried forward to a subsequent fiscal year.

The New Jersey Portfolio and the Taxable Portfolio

Pursuant to each Portfolio's Plan, the Fund, on behalf of each of the New Jersey Portfolio and the Taxable Portfolio, and the Distributor have entered into Distribution Agreements and Shareholder Servicing Agreements. Under each Portfolio's Distribution Agreement, the Distributor, as agent for the respective Portfolio, will solicit orders for the purchase of the respective Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the Portfolios for their distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios' shares in an amount not to exceed 0.10% per annum of each Portfolio's average daily net assets. To the extent the Distributor does not take reimbursements for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year.

For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey Portfolio and the Taxable Portfolio a service fee equal to 0.25% per annum of each Portfolio's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for (i) shareholder servicing and maintenance of shareholder accounts and (ii) payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Portfolio.

The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, each Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and (ii) typesetting, printing and delivering the Fund's Prospectus to existing shareholders of the Portfolios and preparing the printing subscription application forms for shareholder accounts.

Each Portfolio's Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio, (ii) to compensate certain participating organizations for providing assistance in distributing the Portfolio's shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount which each Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements, Shareholder Servicing Agreements or the Management Contracts in effect for that year.


The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Board of Directors most recently approved the Plans on June 15, 2004, to be effective until July 31, 2005. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the shareholders of each respective Portfolio.

For the fiscal year ended November 30, 2004, the amount payable to the Distributor under the Plan and the Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the New Jersey Portfolio totaled $35,580, of which $35,580 was waived. Of this total, that same amount was expended on compensation to broker-dealers and other financial intermediaries. While the Fund understands that the Distributor has incurred amounts relating to advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, interest, carrying or other financing charges, and miscellaneous expenses, the Distributor has not sought reimbursement for these amounts, nor does the Distributor present these expenditures to the Board for compensation under the Plan. For the fiscal year ended November 30, 2004, the total amount spent pursuant to the Plan was 0.25% of the average daily net assets of the New Jersey Portfolio, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.

For the fiscal year ended November 30, 2004, the amount payable to the Distributor under the Plan and the Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Taxable Portfolio totaled $48,606, of which $48,606 was waived. Of this total, that same amount was expended on compensation to broker-dealers and other financial intermediaries. While the Fund understands that the Distributor has incurred amounts relating to advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, interest, carrying or other financing charges, and miscellaneous expenses, the Distributor has not sought reimbursement for these amounts, nor does the Distributor present these expenditures to the Board for compensation under the Plan. For the fiscal year ended November 30, 2004, the total amount spent pursuant to the Plan was 0.25% of the average daily net assets of the Taxable Portfolio, of which 0% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.25% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.


The New Jersey and Taxable Portfolios had no unreimbursed expenses in a previous fiscal year which were carried over to subsequent years.

BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------


Each Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. For the fiscal years ended November 30, 2002, 2003 and 2004, the New York Portfolio paid no brokerage commissions. For the fiscal years ended November 30, 2002, 2003 and 2004, the New Jersey Portfolio paid brokerage commissions of $310, $0, and $0 respectively. For the fiscal years ended November 30, 2002, 2003 and 2004, the Taxable Portfolio paid brokerage commissions of $596, $0, and $0 respectively.

Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. Each Portfolio purchases participation interests in variable rate Municipal Bonds with a demand feature from banks or other financial institutions at a negotiated yield to the respective Portfolio based on the applicable interest rate adjustment index for the security. The interest received by the Portfolio is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation interests, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

Investment decisions for each Portfolio will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Portfolios will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

CAPITAL STOCK AND OTHER SECURITIES
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The authorized capital stock of the Fund consists of twenty-six billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Fund's Board of Directors reclassified its authorized but unissued shares for the New Jersey Portfolio and the Taxable Portfolio on August 25, 1993. The Fund's Board of Directors on July 31, 1997, approved the Fund's Rule 18f-3 Multi-Class Plan and the creation of classes of shares for each of the series. Currently, only the New York Portfolio offers multiple classes of shares for sale. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund, with the exception of the Class B shares of the New York Portfolio, which convert to Class A shares approximately eight years after purchase. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value at the option of the shareholder.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (i) for the election of directors, (ii) for approval of the Fund's revised Management Contract with respect to a particular class or series of stock, (iii) for ratification of the selection of independent public accountants, (iv) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (v) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act (including the removal of Fund directors), and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

PURCHASE, REDEMPTION, AND PRICING OF FUND SHARES
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The material relating to the purchase, redemption, and pricing of shares in the Prospectus is herein incorporated by reference.

This Statement of Additional Information contains additional information which may be of interest to investors.

Class A Shares of each of the Portfolios are generally sold with a sales charge payable at the time of purchase. As used herein and unless the context requires otherwise, the term "Class A Shares" includes shares of Portfolios that offer only one class of shares. The Prospectus contains a table of applicable sales charges. Certain purchases of Class A Shares may be exempt from a sales charge.

Class B Shares are sold subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The Prospectus contains a table of applicable CDSCs. The maximum purchase of Class B shares is $250,000.

Class B Shares will automatically convert into Class A Shares at the end of the month eight years after the purchase date. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Directors may determine from time to time. The conversion of Class B Shares to Class A Shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes.

No CDSC is imposed on shares subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) if permitted in the future, were exchanged for shares of another Portfolio, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holdings period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

TAXATION OF THE PORTFOLIOS
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FEDERAL INCOME TAXES

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolios. The summary is limited to investors who hold the shares as "capital assets" (generally, property held for investment), and who are not subject to special tax treatment, such as securities dealers, financial institutions, insurance companies and foreign investors. Shareholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.

Each Portfolio is treated as a separate taxpayer for federal income tax purposes and each Portfolio has elected to be treated and has qualified each year as a regulated investment company under Subchapter M of the Code. Each Portfolio intends to continue to so qualify as long as such qualification is in the best interests of the shareholders. The limitations described below regarding qualification as a regulated investment company are not fundamental policies of the Portfolios and may be revised to the extent applicable federal income tax requirements are revised.


Qualification of a Portfolio as a regulated investment company requires, among other things, that (a) the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities and, for tax years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test ") and (b) the Portfolio diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and which are engaged in the same, similar, or related trades or businesses.

If a Portfolio qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expense) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Portfolio generally will be relieved of U.S. federal income tax on any income of the Portfolio, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Portfolio meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each of the Portfolios intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Portfolio did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to federal income tax, thereby subjecting any income earned by the Portfolio to tax at the corporate level and when such income is distributed, to a further tax at the shareholder level.


The New York Portfolio and the New Jersey Portfolio

As discussed above, the New York Portfolio and the New Jersey Portfolio (each a "Tax-Exempt Fund" and collectively, the "Tax-Exempt Funds") have each elected to qualify under the Code, and the New York Portfolio also has elected to qualify under New York law, as a regulated investment company that distributes "exempt-interest dividends".

Each Tax-Exempt Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. The Code permits tax-exempt interest received by a fund to flow through as tax-exempt "exempt interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e. obligations described in
Section 103(a) of the Code. That part of a Tax-Exempt Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Tax-Exempt Fund as exempt-interest dividends in a written notice mailed to the Tax-Exempt Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Tax-Exempt Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are to be treated by a Tax-Exempt Fund's shareholders (with certain exceptions) as items of interest excludable from their gross income. However, the amount of tax-exempt interest received will have to be disclosed on the shareholders' federal income tax returns. If a shareholder receives an exempt-interest dividend with respect to any share and then disposes of the share while it has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of a Tax-Exempt Fund, including interest on margin debt, is not deductible. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by a Tax-Exempt Fund, is added to adjusted gross income for purposes of computing the amount of Social Security benefits includable in gross income. Taxpayers are required to include, as an item of tax preference for purposes of the federal alternative minimum tax, all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds is used in a non-governmental trade or business other than
Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from a Tax-Exempt Fund that is attributable to any post-August 7, 1986 private activity bonds acquired by the Tax-Exempt Fund. Corporations also are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income determined without this provision. In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest. A shareholder is advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion from income if such shareholder is a substantial user or related person with respect to some or all of the private activity bonds, if any, held by a Tax-Exempt Fund.


In accordance with its investment objectives, each Tax-Exempt Fund invests its assets in a manner that will maximize its tax-exempt income to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain. Each of the Tax-Exempt Funds may from time to time invest a portion of its assets in taxable securities and may engage in transactions generating gain or income that is not tax-exempt. The distributions from such gains or income by a Tax-Exempt Fund will not be exempt-interest dividends and will be taxable as described below.

In general, assuming that the Tax-Exempt Fund has sufficient earnings and profits, dividends from investment company taxable income of such Tax-Exempt Fund are taxable as ordinary income at a current maximum U.S. federal income tax rate of 35% for individuals. Such dividends will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income and, in the case of corporate shareholders, are not expected to be eligible for the dividends-received deduction. Each Tax-Exempt Fund intends to distribute at least 90% of its investment company taxable income for each taxable year. Expenses paid or incurred by the Tax-Exempt Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Tax-Exempt Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Dividends from net capital gain of a Tax-Exempt Fund that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Tax-Exempt Fund. Capital gain dividends distributed by a Tax-exempt Fund to individual shareholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains. A shareholder should be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on long-term capital gains applicable to individuals will cease to apply to taxable years beginning after December 31, 2008. Any net capital gains will be distributed at least annually to the Tax-Exempt Funds' shareholders. However, Tax-Exempt Fund shareholders, who at the time of such a capital gain dividend have not held their Tax-Exempt Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss (to the extent not disallowed in respect of exempt-interest dividends as discussed above) as a long-term capital loss to the extent of the capital gain dividend. If the securities held by a Tax-Exempt Fund appreciate in value, purchasers of shares of the Tax-Exempt Fund after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Tax-Exempt Funds' shareholders not later than 60 days after the close of the Tax-Exempt Fund's taxable year. Distributions by a Portfolio in excess of the Portfolio's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares (as discussed below). The U.S. federal income status of all distributions will be reported to shareholders annually.

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares in an amount equal to the difference between the net amount of the sale proceeds (or, in the case of an exchange, the fair market value of the shares) received and the shareholder's tax basis for the shares that are sold or exchanged. Any gain or loss arising from (or treated as arising from) the redemption or exchange of shares that is treated as a sale for U.S. federal income tax purposes generally will be a capital gain or loss. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum U.S. federal tax rate of 15% to non-corporate shareholders who have a holding period of more than 12 months. The deduction of capital losses is subject to limitations. In addition, if Class A shares of a Tax-Exempt Fund that have been held for less than 91 days are exchanged for Class A shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In that case, the portion of the sales charge not included in the tax basis of the shares surrendered in an exchange is included in the tax basis of the shares acquired in the exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A Tax-Exempt Fund may realize capital gains or losses from its portfolio transactions and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. In the case of a Municipal Obligation acquired at a market discount, gain on the disposition of the Municipal Obligation generally will be taxable as ordinary income to the extent of accrued market discount.

If the Tax-Exempt Fund does not distribute at least 98% of its ordinary taxable income for each calendar year, 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, and 100% of such income from prior years that was not distributed or taxed, the Tax-Exempt Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed. Although dividends generally will be treated as distributed when paid, any dividend declared by a Portfolio as of a record date in October, November or December and paid during the following January will be treated for federal income tax purposes as received by the shareholders on December 31 of the calendar year in which it is declared.

If a shareholder fails to provide a Tax-Exempt Fund with a current taxpayer identification number, the Tax-Exempt Fund generally is required to withhold 28% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Tax-Exempt Fund as backup withholding. Backup withholding is not an additional tax and may be credited to your ultimate federal income tax liability if appropriate documentation is provided. Backup withholding may be inapplicable for any year in which the Tax-exempt fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.


Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Tax-Exempt Fund.

With respect to the variable rate demand instruments, including Participation interests therein, each Tax-Exempt Fund should be treated for federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be tax-exempt to the Tax-Exempt Fund to the same extent as the interest in the underlying Municipal Obligations.


For federal income tax purposes, each Tax-Exempt Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the fund and are not expected to be distributed as such to shareholders. There are no capital losses to be carried forward to offset future capital gains. Capital loss carryforwards utilized by the New Jersey Fund during the year ended November 30, 2004 were $70,882.


From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal is introduced and enacted in the future, the ability of the Tax-Exempt Funds to pay exempt-interest dividends will be adversely affected and each Tax-Exempt Fund will reevaluate its investment objectives and policies and consider changes in its structure.

The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The Taxable Portfolio

The Taxable Portfolio primarily invests in municipal bonds that generate taxable income and is not eligible to distribute tax-exempt dividends. In general, assuming that the Taxable Portfolio has sufficient earnings and profits, dividends from investment company taxable income of the Taxable Portfolio are taxable as ordinary income at a current maximum U.S. federal income tax rate of 35% for individuals. Such dividends will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income and, in the case of corporate shareholders, are not expected to be eligible for the dividends-received deduction.


The Taxable Portfolio intends to distribute at least 90% of its investment company taxable income and its net tax-exempt interest (if any) for each taxable year.

Dividends from net capital gain of the Taxable Portfolio that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Taxable Portfolio. Capital gain dividends distributed by the Taxable Portfolio to individual shareholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains. A shareholder should be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Any net capital gains will be distributed at least annually to the Taxable Portfolio's shareholders. However, Taxable Portfolio shareholders who at the time of such a capital gain dividend have not held their Taxable Portfolio shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the capital gain dividend. If the securities held by the Taxable Portfolio appreciate in value, purchasers of shares of the Taxable Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Taxable Portfolio's shareholders not later than 60 days after the close of the Taxable Portfolio's taxable year. Distributions by a Portfolio in excess of the Portfolio's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares (as discussed below). The U.S. federal income status of all distributions will be reported to shareholders annually.

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares in amount equal to the difference between the net amount of the sale proceeds (or, in the case of an exchange, the fair market value of the shares) received and the shareholder's tax basis for the shares that are sold or exchanged. Any gain or loss arising from (or treated as arising from) the redemption or exchange of shares that is treated as a sale for U.S. federal income tax purposes generally will be a capital gain or loss. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum federal tax rate of 15% to non-corporate shareholders who have a holding period of more than 12 months. The deduction of capital losses is subject to limitations. In addition, if Class A shares of the Taxable Portfolio that have been held for less than 91 days are exchanged for Class A shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In that case, the portion of the sales charge not included in the tax basis of the shares surrendered in an exchange is included in the tax basis of the shares acquired in the exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if s shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Taxable Portfolio may realize gains or losses from its portfolio transactions and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. A portion of such gains may be taxable as ordinary income to the extent of accrued market discount.


If the Taxable Portfolio does not distribute at least 98% of its ordinary taxable income for such calendar year, 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, and 100% of such income from prior years that was not distributed or taxed, the Taxable Portfolio will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed. Although dividends generally will be treated as distributed when paid, any dividend declared by a Portfolio as of a record date in October, November or December and paid during the following January will be treated for federal income tax purposes as received by the shareholders on December 31 of the calendar year in which it is declared.

If a shareholder fails to provide the Taxable Portfolio with a current taxpayer identification number, the Taxable Portfolio generally is required to withhold 28% of taxable interest, dividend payments and proceeds from the redemption of shares of the Taxable Portfolio as backup withholding. Backup withholding is not an additional tax and may be credited to your ultimate federal income tax liability if appropriate documentation is provided.


Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Taxable Portfolio.


For federal income tax purposes, the Taxable Portfolio is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the fund and are not expected to be distributed as such to shareholders. The Taxable Portfolio as of November 30, 2004, did not have any capital losses that may be carried forward to offset future capital gains, if any. Capital loss carry forwards utilized by the Taxable Fund during the year ended November 30, 2004 were $24,058.


Entities that generally qualify for an exemption from federal income tax, such as many pension trusts and retirement plans, are nevertheless taxed under
Section 511 of the Code on their unrelated business taxable income. Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Therefore, unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Taxable Portfolio and gain from the sale of shares in the Taxable Portfolio or the Taxable Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

Before investing in the Taxable Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Taxable Portfolio, and whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA. The assets of the Portfolio are not expected to be "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets" because shares of the Taxable Portfolio are issued by an investment company registered under the Investment Company Act of 1940.

Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Taxable Portfolio.

NEW YORK INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes.

NEW JERSEY INCOME TAXES

The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax act. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in obligations issued by or on behalf of the State of New Jersey or any county, municipally, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with the State of New Jersey or any other state), body corporate and politic or other political subdivision of the State of New Jersey ("New Jersey State-Specific Obligations") or obligations which are free from New Jersey state or local taxation under any act of the State of New Jersey or under the laws of the United States ("U.S. Government Obligations"). Additionally, a qualified investment fund must comply with certain continuing reporting requirements.


In the opinion of McCarter & English, LLP, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (i) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey State-Specific Obligations or U.S. Government Obligation and (ii) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from each Portfolio and ownership of shares of each Portfolio in their own states and localities.


THE DISTRIBUTOR
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The Fund sells and redeems its shares on a continuing basis at their net asset value. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distributor receives revenues from the sale of Fund shares. With respect to the Class A shares of the Fund, the Distributor receives commission revenues consisting of that portion of the Class A shares charge remaining after the allowance by the Distributor to investment dealers. For Class B shares, the Distributor receives any contingent sales load that applies. The sales loads and volume discounts applicable to the Class A shares, including the portion of the sales charge that is re-allowed to dealers, is set forth in the Prospectus and is incorporated herein by reference. The applicable contingent deferred sales charge for the Class B shares is also set forth in the Prospectus and is incorporated herein by reference.

The following table indicates the aggregate dollar amount of the sales charge for the Class A and B shares and the amount retained by the Distributor for the last three fiscal years:

                                       Aggregate Dollar     Allowance or
                                       Amount of Sales    Compensation to
Portfolio                Fiscal Year   Charge Retained       Dealers
------------             -----------   ----------------   ----------------
New York                     2004      $         17,113   $       200,274
     Class A                 2003                25,359           398,820
                             2002                 9,705           412,156
     Class B                 2004      $         22,259   $        10,134
                             2003                13,177            70,452
                             2002                12,331            60,191

New Jersey                   2004      $          1,672   $        22,548
                             2003                 4,986            61,010
                             2002                 3,223            50,065

Taxable                      2004      $          3,500   $        46,008
                             2003                14,650           186,971
                             2002                 9,898            80,968

In addition, pursuant to the Distribution Agreement for the Class B shares of the New York Portfolio, the Distributor receives an asset-based sales charge of 0.75% per annum of the Class B shares' average daily net assets to compensate the Distributor for providing distribution assistance or for arranging for others to provide distribution assistance with respect to sales of the Class B shares. For the fiscal year ended November 30, 2004, the amount payable to the Distributor by the Fund, on behalf of the New York Portfolios Class B shares, pursuant to the Distribution Agreement was $85,522, of which $38,452 was waived.


FINANCIAL STATEMENTS
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The audited financial statements for the Fund for the fiscal year ended November 30, 2004, are incorporated by reference herein and are contained in the Fund's Annual Report, which is available upon request.

DESCRIPTION OF SECURITY RATINGS AND NOTES

Moody's Investors Service, Inc. ("Moody's")

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Notes

Moody's ratings for state and tax-exempt notes and short-term loans are designated Moody's Investment Grade (MIG). The distinction is in recognition of the difference between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broadbased access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group. Loans bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG-4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. The designation Prime-1 or P-1 indicates the highest quality repayment capacity of the rated issue.

The designation Prime-2 or P-2 indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be subject to some variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")

Bonds

AAA: Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA: Bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only to a small degree.

A: Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior and, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues assigned A have the highest rating and are regarded as having the greatest capacity for timely payment. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

Description of Tax-Exempt Notes

Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

Tax Anticipation Notes: Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes: Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

Bond Anticipation Notes: Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes: Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

Tax-Exempt Commercial Paper

Issues of Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities, or to provide interim construction financing and are paid from general revenues of municipalities, or are refinanced with long-term debt. In most cases, Tax-Exempt Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Fitch Ratings

Tax-Exempt Bonds

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                                                      Appendix A

                              Boston Advisors, Inc.
                      Proxy Voting Policies and Procedures

I.      Introduction
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        Under the investment management contracts between Boston Advisors, Inc. ("BAI") and most of our clients, the client retains exclusive voting authority over the securities in the client's portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and under the Advest Managed Account Consulting Program.

II.     StatementS of policies and procedures
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        A. Policy Statement. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

                While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the "Guidelines") of Egan-Jones Proxy Services, a proxy research and consulting firm ("Egan-Jones"). Egan-Jones will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, Egan-Jones will instruct Proxy-Edge, a proxy voting firm ("Proxy-Edge") to vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

                We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client's account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

        B. Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict") the matter shall be considered by management.

                Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

                If BAI management determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client's proxy voting policies. BAI management also reserves the right to vote a proxy using the following methods:

                . We may obtain instructions from the client on how to vote the proxy.

                . If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

                We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

                  [Remainder of Page Intentionally Left Blank]

        C.      Limitations on Our Responsibilities.

                1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

                2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

                3.      Special Client Considerations.

                        . Mutual Funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions.

                        . ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

                4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

        D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

        E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

        F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

        G. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

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